DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------


INTERNATIONAL                 This Defined Fund is a portfolio of preselected
BOND FUND                     bonds formed to provide current income and the
MULTI-CURRENCY                possibility of capital appreciation through
SERIES--26                    investment in a fixed portfolio of
(CANADIAN AND AUSTRALIAN      short-intermediate term securities payable in
DOLLAR BONDS)                 Canadian and Australian dollars. This income is
A UNIT INVESTMENT             taxable to U.S. investors, but in the opinion of
TRUST                         counsel is exempt from U.S. Federal income taxes,
------------------------------including withholding taxes, for many foreign
/ / DESIGNED FOR CURRENT      investors. There is no assurance that this
      INCOME                  objective will be met because it is subject to the
/ / DEFINED PORTFOLIO OF      continuing ability of issuers of the securities to
    SHORT-                    meet their principal and interest requirements.
      INTERMEDIATE TERM       Furthermore, the market value of the securities,
      SECURITIES              and therefore the value of the Units, will
/ / MONTHLY INCOME            fluctuate with changes in interest rates, currency
/ / TAX EXEMPT TO FOREIGN     exchange rates and other factors. A decision to
      INVESTORS               invest in Units of the Fund should be made only
/ / FOREIGN CURRENCY          with a complete understanding of the currency
      INVESTMENT              exchange risk associated with an investment in
                              foreign currency denominated securities. CHANGES
                              IN THE EXCHANGE RATES OF THE RELEVANT FOREIGN
                              CURRENCIES RELATIVE TO THE UNITED STATES DOLLAR
                              WILL AFFECT THE UNITED STATES DOLLAR VALUE OF THE
                              FUND'S ASSETS AND THE CURRENT AND LONG-TERM
                              RETURNS, AND THEREFORE THE VALUE OF THE UNITS. A portion of the Fund's return should be considered speculative.
                              Minimum Purchase: One Unit



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS DOCUMENT. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.
                               -------------------------------------------------
SPONSORS:                      PART A OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED
Merrill Lynch,                 UNLESS ACCOMPANIED BY INTERNATIONAL BOND FUND
Pierce, Fenner & Smith         PROSPECTUS PART B.
Incorporated                   INVESTORS SHOULD READ BOTH PARTS OF THIS
Smith Barney Inc.              PROSPECTUS CAREFULLY AND RETAIN THEM FOR FUTURE
Prudential Securities          REFERENCE.
Incorporated                   INQUIRIES SHOULD BE DIRECTED TO THE TRUSTEE AT
Dean Witter Reynolds Inc.      1-800-323-1508.
PaineWebber Incorporated       PROSPECTUS PART A DATED DECEMBER 22, 1995.

--------------------------------------------------------------------------------

Def ined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $100 billion sponsored over the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited--a defined portfolio. Most defined bond funds pay interest monthly--defined income. The portfolio offers a convenient and simple way to invest-- simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

o Municipal portfolios
o Corporate portfolios
o Government portfolios
o Equity portfolios
o International portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
----------------------------------------------------------------
Defined Multi-Currency Series
----------------------------------------------------------------

Our defined portfolio of short-intermediate term foreign currency securities offers you a simple and convenient way to earn a high level of current monthly income and to participate in foreign markets. And by purchasing Defined Asset Funds, you not only receive professional selection but also gain the advantage of reduced risk by investing in bonds of several different issuers.

INVESTMENT OBJECTIVE

To provide current income and the possibility of capital appreciation through investment in a fixed portfolio consisting primarily of short-intermediate term foreign securities denominated in Canadian and Australian dollars. The Fund was created on October 20, 1992. The information in this prospectus is as of September 30, 1995, the evaluation date.

DIVERSIFICATION

The Portfolio contains 10 Securities issued primarily by non-U.S. issuers. Spreading your investment among different issuers reduces your risk, but does not eliminate it. Because of maturities, sales or other dispositions of securities, the size, composition and return of the Portfolio will change over time.

----------------------------------------------------------------
Defining Your Portfolio
----------------------------------------------------------------

PROFESSIONAL SELECTION AND SUPERVISION

The Portfolio contains a variety of securities selected by experienced buyers and research analysts. The Fund is not actively managed; however, it is regularly reviewed and a security can be sold if retaining it is considered detrimental to investors' interests.

TYPES OF BONDS

The Portfolio consists of securities issued by 10 different issuers in the following industry groups:

                                                                     APPROXIMATE
     ISSUERS                                                PORTFOLIO PERCENTAGE

  / / Financial                                                              64%
  / / Foreign Government                                                     36%

The issuers (or their guarantors) are organized or have their principal place of business in the following countries:

  / / Australia................................................................2
  / / Austria..................................................................1
  / / Canada...................................................................2
  / / France...................................................................2
  / / Japan....................................................................1
  / / United Kingdom...........................................................1
  / / United States............................................................1

The securities are denominated in the following currencies:

  / / Canadian Dollar                                                        49%
  / / Australian Dollar                                                      51%

PREMIUM AND DISCOUNT ISSUES

On the evaluation date, 100% of the securities were valued at a premium over par (see Risk Factors in Part B).

TAX INFORMATION

In the opinion of special counsel to the Sponsors, each investor will be considered to have received the interest on his pro rata portion of each bond when interest on the bond is received by the Fund. This interest is taxable for U.S. investors but exempt from U.S. Federal income taxes, including withholding taxes, for many foreign investors. (See Taxes in Part B.)

----------------------------------------------------------------
Defining Your Investment
----------------------------------------------------------------

PUBLIC OFFERING PRICE PER UNIT                     $1,043.78

The Public Offering Price as of September 30, 1995, the evaluation date, is based on the aggregate bid side U.S. dollar value of the underlying bonds in the Fund ($11,083,451), divided by the number of units outstanding (10,947) plus a maximum sales charge of 3.00%. (Please note that the sales charge shown in Part B has been reduced). The Public Offering Price on any subsequent date will vary. An amount equal to net accrued but undistributed interest on the unit is added to the Public Offering Price. The underlying bonds are evaluated by an independent evaluator at 3:30 p.m. Eastern time on every business day.

--------------------------------------------------------------------------------

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into a separate portfolio of corporate bonds. Reinvesting helps to compound your income.

PRINCIPAL DISTRIBUTIONS

Principal from sales, redemptions and maturities of bonds in the Fund will be distributed to investors periodically when the amount to be distributed is more than $5.00 per unit.

TERMINATION DATE

The Fund will generally terminate following the maturity date of the last maturing bond listed in the Portfolio. The Fund may be terminated earlier if the value is less than 40% of the face amount of bonds deposited. On the evaluation date the value of the Fund was 74% of the face amount of bonds deposited.
----------------------------------------------------------------
Defining Your Risks
----------------------------------------------------------------

RISK FACTORS

Unit price fluctuates and could be adversely affected by increasing interest rates as well as the financial condition of the issuers of the bonds. Because of the possible maturity, sale or other disposition of securities, the size, composition and return of the portfolio may change at any time. Because of the sales charges, returns of principal and fluctuations in unit price, among other reasons, the sale price will generally be less than the cost of your units. Unit prices could also be adversely affected if a limited trading market exists in any Security to be sold. There is no guarantee that the Fund will achieve its investment objective.

The Fund is concentrated in bonds issued by financial institutions and foreign governments and is therefore dependent to a significant degree on revenues generated by those particular entities. In addition, most of the bonds are issued by non-U.S. issuers, and 100% are denominated in foreign currencies, which in the past have fluctuated widely in value against the U.S. dollar for many reasons, including supply and demand of each currency, the soundness of the world economy, and the strength of the economies of certain countries as compared to the economies of the United States and other countries. A table in Part B sets forth recent ranges of fluctuations in United States dollar exchange rates for various foreign currencies. Fluctuations of the rates that have occurred in the past are not necessarily indicative of fluctuations that may occur over the term of the Fund: A weakening of foreign currencies relative to the U.S. dollar will reduce the U.S. dollar value of payments of interest on the Securities with the effect of reducing the current return and long-term return on the Units. There are also certain additional risks associated with issues of foreign obligors. (See Risk Factors in Part B).
----------------------------------------------------------------
Defining Your Costs
----------------------------------------------------------------

SALES CHARGES

For quantity purchases of at least 250 units the sales charge is reduced as shown on page 15 of Part B for Multi-Currency Series 27.

Although the Fund is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                                       As a %
                                                 of Secondary
                                                       Market
                                                Public Offering
                                                        Price
                                                -----------------
Maximum Sales Charge                                     3.00%


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                       Per Unit
                                                   ---------------
Trustee's Fee                                         $    1.48
Maximum Portfolio Supervision, Bookkeeping and
  Administrative Fees                                 $    0.46
Evaluator's Fee                                       $    1.04
Other Operating Expenses                              $    0.56
                                                   ---------------
TOTAL                                                 $    3.54


SELLING YOUR INVESTMENT

You may sell your units at any time. Your price is based on the Fund's then current net asset value (based on the lower, bid side evaluation of the bonds, as determined by an independent evaluator), plus accrued interest. The per unit bid side redemption and secondary market repurchase price as of the evaluation date was $1,012.46 ($31.32 less than the Public Offering Price). There is no fee for selling your units.
----------------------------------------------------------------
Defining Your Income
----------------------------------------------------------------

MONTHLY INTEREST INCOME

The Fund pays monthly income, even though the bonds generally pay interest semi-annually.

WHAT YOU MAY EXPECT
(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


Regular Monthly Income per unit                          $    7.43
Annual Income per unit:                                  $   89.17


These figures are estimates determined as of the evaluation date and actual payments may vary.

DEFINED ASSET FUNDS - INTERNATIONAL BOND FUND,
MULTI-CURRENCY SERIES - 26

REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders
  of Defined Asset Funds - International Bond Fund
  Multi-Currency Series - 26:

We have audited the accompanying statement of condition of Defined Asset Funds - International Bond Fund, Multi-Currency Series - 26, including the portfolio, as of September 30, 1995 and the related statements of operations and of changes in net assets for the years ended September 30, 1995 and 1994 and the period October 21, 1992 to September 30, 1993. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at September 30, 1995, as shown in such portfolio, were confirmed to us by The Chase Manhattan Bank (National Association), the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined Asset Funds - International Bond Fund, Multi-Currency Series - 26 at September 30, 1995 and the results of its operations and changes in its net assets for the above-stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

New York, N.Y.
November 14, 1995

DEFINED ASSET FUNDS - INTERNATIONAL BOND FUND,
MULTI-CURRENCY SERIES - 26

STATEMENT OF CONDITION
AS OF SEPTEMBER 30, 1995

TRUST PROPERTY:
  Investment in marketable securities - at value
    (cost $11,112,616) (Note 1)                                $11,083,451
  Accrued interest receivable                                      460,354
  Cash                                                              51,299

           Total trust property                                 11,595,104

LESS LIABILITIES:
  Advance from Trustee                           $    25,000
  Accrued sponsor's fees                               3,404        28,404

NET ASSETS, REPRESENTED BY:
  10,947 units of fractional undivided interest
    outstanding (Note 3)                          11,131,863
  Undistributed net investment income                434,837   $11,566,700

UNIT VALUE ($11,566,700/10,947 units)                            $1,056.61


                         See Notes to Financial Statements.

DEFINED ASSET FUNDS - INTERNATIONAL BOND FUND,
MULTI-CURRENCY SERIES - 26

STATEMENTS OF OPERATIONS

                                                                             October 21,
                                                         Years Ended           1992 to
                                                        September 30,       September 30,
                                                       1995         1994         1993
INVESTMENT INCOME:
  Interest income                                   $1,068,257   $1,331,017   $1,226,359
  Trustee's fees and expenses                          (36,728)     (36,894)     (31,896)
  Sponsors' fees                                        (5,274)      (7,731)      (3,993)

  Net investment income                              1,026,255    1,286,392    1,190,470

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on securities sold             (218,001)      19,912
  Unrealized appreciation (depreciation) of
    investments                                        469,007        2,236     (500,408)

  Net realized and unrealized gain (loss) on
    investments                                        251,006       22,148     (500,408)

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                   $1,277,261   $1,308,540   $  690,062

                         See Notes to Financial Statements.

DEFINED ASSET FUNDS - INTERNATIONAL BOND FUND,
MULTI-CURRENCY SERIES - 26

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             October 21,
                                                         Years Ended           1992 to
                                                        September 30,       September 30,
                                                       1995         1994         1993
OPERATIONS:
  Net investment income                            $ 1,026,255  $ 1,286,392   $ 1,190,470
  Realized gain (loss) on securities sold             (218,001)      19,912
  Unrealized appreciation (depreciation) of
    investments                                        469,007        2,236      (500,408)

  Net increase in net assets resulting from
    operations                                       1,277,261    1,308,540       690,062

DISTRIBUTIONS TO HOLDERS (Note 2)
  Income                                            (1,062,025)  (1,237,846)     (610,314)
  Principal                                            (28,715)      (1,772)

  Total distributions                               (1,090,740)  (1,239,618)     (610,314)












CAPITAL SHARE TRANSACTIONS:
  Issuance of 9,970 additional units                                           10,138,215
  Redemptions of 3,109 and 899 units, respectively  (3,140,768)    (935,820)

NET INCREASE (DECREASE) IN NET ASSETS               (2,954,247)    (866,898)   10,217,963

NET ASSETS AT BEGINNING OF PERIOD                   14,520,947   15,387,845     5,169,882

NET ASSETS AT END OF PERIOD                        $11,566,700  $14,520,947   $15,387,845

PER UNIT:
  Income distributions during period                    $87.50       $84.44       $40.81

  Principal distributions during period                  $2.15         $.12

  Net asset value at end of period                   $1,056.61    $1,033.08    $1,028.94

TRUST UNITS OUTSTANDING AT END OF PERIOD                10,947       14,056       14,955

                         See Notes to Financial Statements.

DEFINED ASSET FUNDS - INTERNATIONAL BOND FUND,
MULTI-CURRENCY SERIES - 26

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(a) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities (see "Redemption - Computation of Redemption Price Per Unit" in this Prospectus, Part B), except that value on October 21, 1992 was based upon offering side evaluations at October 19, 1992, the day prior to the Date of Deposit. Cost of securities at October 21, 1992 was also based on such offering side evaluation. The cost of securities deposited subsequently is based upon the offering side evaluations at the subsequent dates of deposit. Realized gains and losses on sales are determined using the first-in, first-out method.

(b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

(c) Interest income is recorded as earned.

(d) Transactions denominated in foreign currencies are translated at the prevailing rate of exchange; gains or losses, if any, resulting therefrom are included in current operations. Asset and liability balances denominated in foreign currencies are translated at the rate of exchange at the end of the period.

2.  DISTRIBUTIONS

    A distribution of net investment income is made to Holders each month. Receipts other than interest, after deductions for redemptions and applicable expenses, are distributed as explained in "Administration of the Fund - Accounts and Distributions" in this Prospectus, Part B.

3.  NET CAPITAL

Cost of 10,947 units at Date of Deposit                         $11,581,857
Less sales charge                                                   376,391
Net amount applicable to Holders                                 11,205,466
Redemptions of units - net cost of 4,008 units
  redeemed less redemption of units - (principal)                   184,139
Realized gain on securities sold or redeemed                       (198,090)
Principal Distributions                                             (30,487)
Net unrealized depreciation of investments                          (29,165)
Net capital applicable to Holders                               $11,131,863

4.  INCOME TAXES

    All Fund items of income received, expenses paid, and realized gains and losses on securities sold are attributable to the Holders, on a pro rata basis, for Federal income tax purposes in accordance with the grantor trust rules of the United States Internal Revenue Code.

    At September 30, 1995, the cost of investment securities for Federal income tax purposes was approximately equivalent to the cost as shown in the Fund's portfolio.
                                        D-5

DEFINED ASSET FUNDS - THE INTERNATIONAL BOND FUND,
MULTI-CURRENCY SERIES - 26

PORTFOLIO
AS OF SEPTEMBER 30, 1995

                                                  U.S          U.S.
                                                 Dollar       Dollar
                                                Equiva-      Equiva-                          Cost of      Value
                                  Foreign       lent at      lent at                         Securities   in U.S.
 Portfolio No and Title of        Currency    October 20, September 30,           Maturi-      in U.S     Dollars
        Securities              Face Amount     1992(2)        1995      Coupon     ties     Dollars(1)     (1)
SECURITIES DENOMINATED IN THE CANADIAN DOLLAR
1   Banque Nationale de Paris       CAN$1,900,000    $ 1,520,000    $ 1,415,462    8.000%    02/18/97    $ 1,523,541   $ 1,431,386
2   Credit Lyonnais                     1,555,000      1,244,000      1,158,444    8.500     04/08/97      1,264,561     1,178,717
3   Oesterrichische Kontrollbank        1,715,000      1,372,000      1,277,641    8.500     12/31/97      1,404,275     1,312,775
4   Province of Ontario                   645,000        516,000        480,512    8.750     04/16/97        527,200       482,915
5   Toyota Motor Credit                 1,250,000      1,000,000        931,225    9.000     05/19/97      1,031,869       957,998

TOTAL                               CAN$7,065,000      5,652,000      5,263,284                            5,751,446     5,363,791


SECURITIES DENOMINATED IN THE
AUSTRALIAN DOLLAR
1   Commonwealth Bank of
    Australia                       AUS$1,450,000      1,041,085      1,095,137    9.750     05/15/96      1,065,831     1,108,826
2   General Electric Capital
    Corporation                         1,195,000        857,998        902,544   10.000     04/30/97        877,338       931,877
3   National Westminster Bank           1,575,000      1,130,835      1,189,546    8.125     08/21/97      1,105,182     1,191,032
4   South Australia Government
    Finance Agency                      1,305,000        936,976        985,623   10.500     11/06/98        959,057     1,048,457
5   Toronto-Dominion Bank               1,775,000      1,274,432      1,340,599   11.250     07/15/98      1,353,762     1,439,468

TOTAL                               AUS$7,300,000      5,241,326      5,513,449                            5,361,170     5,719,660

GRAND TOTAL                                          $10,893,326    $10,776,733                          $11,112,616   $11,083,451

                         See Notes to Portfolio.

                                        D-6

DEFINED ASSET FUNDS - INTERNATIONAL BOND FUND,
MULTI-CURRENCY SERIES - 26

NOTES TO PORTFOLIO
AS OF SEPTEMBER 30, 1995

(1) See Notes to Financial Statements.

(2) Based on exchange rates for the relevant currencies on October 19, 1992, the day prior to the original Date of Deposit and, for subsequent purchases, at the respective purchase dates.

                            INTERNATIONAL BOND FUND
                             MULTI-CURRENCY SERIES
                              DEFINED ASSET FUNDS
I want to learn more about automatic reinvestment in the Investment Accumulation Program. Please send me information about participation in the Corporate Fund Accumulation Program, Inc. and a current Prospectus.
My name (please
print) _________________________________________________________________________
My address (please print):
Street and Apt.
No. ____________________________________________________________________________
City, State, Zip
Code ___________________________________________________________________________
This page is a self-mailer. Please complete the information above, cut along the dotted line, fold along the lines on the reverse side, tape, and mail with the Trustee's address displayed on the outside.

12345678

BUSINESS REPLY MAIL                                            NO POSTAGE
FIRST CLASS PERMIT NO. 644 NEW YORK, N.Y.                       NECESSARY
                                                                IF MAILED
POSTAGE WILL BE PAID BY ADDRESSEE                                IN THE
          INVESTMENT ACCUMULATION PROGRAM (IBF)               UNITED STATES
          THE CHASE MANHATTAN BANK, N.A.
          RETAIL PROCESSING DEPARTMENT
          770 BROADWAY--7th FLOOR
          NEW YORK, N.Y. 10003-9598


--------------------------------------------------------------------------------
                            (Fold along this line.)

--------------------------------------------------------------------------------
                            (Fold along this line.)

                              DEFINED ASSET FUNDS
                            INTERNATIONAL BOND FUND
                             MULTI-CURRENCY SERIES
                          CANADIAN DOLLAR BONDS SERIES
                 AUSTRALIAN AND NEW ZEALAND DOLLAR BONDS SERIES
                         AUSTRALIAN DOLLAR BONDS SERIES
    FIRST CITIES OF AUSTRALIA-CREDIT LYONNAIS AUSTRALIAN MORTGAGELINK SERIES

  NOTE: PART B OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED BY
                                    PART A.
                                     Index


                                                             PAGE
                                                       -----------
Fund Summary.........................................           1
Fund Structure.......................................           3
Risk Factors.........................................           3
Description of the Fund..............................           9
Taxes................................................          12
Public Sale of Units.................................          14
Market for Units.....................................          17
Redemption...........................................          18

                                                             PAGE
                                                       -----------
Expenses and Charges.................................          19
Administration of the Fund...........................          20
Resignation, Removal and Limitations on Liability....          22
Miscellaneous........................................          23
Ratings of Corporate Obligations.....................          26
Exchange Option......................................          26


FUND SUMMARY

     RISK FACTORS; CURRENCY EXCHANGE RISK--Achievement of the objectives of the Fund is subject to (i) fluctuations in the relevant foreign exchange rates which will affect the U.S. dollar value of the Securities and payments of principal of and interest on the Securities and therefore the value of the Units, (ii) the continuing ability of issuers of the Securities to meet their principal and interest obligations and (iii) yield and possible currency appreciation of the remaining Securities after the maturity, sale or other disposition of other Securities in the portfolio. The market value in United States dollars of the underlying Securities, and therefore the value of the Units, will fluctuate with changes in interest rates and in foreign exchange rates and other factors. Moreover, since the Portfolio, based on current exchange rates, consists primarily of securities of foreign issuers, an investment in the Fund involves investment risks that are different in some respects from those attending an investment in a fund which invests in securities of United States domestic issuers. Foreign currencies in the past have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of each currency, the health of the world economy and the relative strength of the economies of certain countries as compared to the economies of the United States and other countries. The Portfolio consists primarily of publicly held securities which, in many cases, do not have the benefit of covenants preventing the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. The absence of these covenants could have the effect of reducing the ability of an issuer to meet its debt obligations and might result in a reduction in the ratings of the Securities and the value of the underlying Portfolio. (See Risk Factors.)

     A decision to invest in the Units of the Fund should be made only with the complete understanding of the currency exchange risk associated with an investment in foreign currency denominated securities. CHANGES IN THE EXCHANGE RATES OF THE RELEVANT CURRENCIES RELATIVE TO THE UNITED STATES DOLLAR WILL AFFECT THE UNITED STATES DOLLAR VALUE OF THE FUND'S ASSETS AND THEREFORE THE VALUE OF THE UNITS.

     FUND STRUCTURE--Certain Debt Obligations from time to time may be redeemed or prepaid pursuant to optional refunding or sinking fund redemption provisions or may mature according to their terms or be sold under certain circumstances described herein; accordingly, no assurance can be given that the Fund will retain for any length of time its present size and composition (see Description of the Fund--The Portfolio; Redemption; Administration of the Fund--Portfolio Supervision). Certain Defined Asset Funds provide for deposits of additional Securities and the creation of additional Units subsequent to the initial Date of Deposit (see Administration of the Fund--Portfolio Supervision).

     Units offered hereby may reflect redemptions, prepayments, defaults or dispositions of Securities originally deposited in the Fund. A reduction in the value of a Unit resulting from these events does not mean that a Unit is valued at a market discount; market discounts or premiums on Units represent the difference between the face amount of Securities per Unit and the price per Unit. As they approach maturity, discount securities tend to increase in market value while premium securities tend to decrease in market value. If currently prevailing interest rates for newly issued and otherwise comparable securities decline, the market discount of previously issued securities will be reduced and the market premium of previously issued securities will increase. Conversely, if currently prevailing interest rates increase, the market discount of previously issued securities will become deeper and the market premium of previously issued securities will decline. The Investment Summary in Part A sets forth the percentages of the aggregate face amount of the Portfolio valued at a discount from the par (maturity) value and at a premium over par and sets forth the face amount of Securities underlying each Unit and the value of the Unit as of the Evaluation Date. For additional risk factors depending on the types of securities in particular funds, see Risk Factors below.

     THE PUBLIC OFFERING PRICE of the Units is generally based on the Evaluator's determination of the aggregate bid side evaluation of the underlying Securities (computed as of the Evaluation Time for all sales made subsequent to the previous evaluation) converted into U.S. Dollars at the current exchange rate, divided by the number of Units outstanding. A sales charge (set forth under Investment Summary in Part A), accrued interest and cash adjustments are added. The Public Offering Price on the date of this Prospectus or on any subsequent date will vary from the Public Offering Price set forth under Investment Summary in Part A. (See Public Sale of Units--Public Offering Price.) Units offered hereby are issued and outstanding Units which have been purchased by the Sponsors in the secondary market or from the Trustee following tender for redemption. Any profit or loss resulting from the sale of these Units will accrue to the Sponsors, no proceeds from the sale will be received by the Fund.

     MARKET FOR UNITS. The Sponsors, though not obligated to do so, intend to maintain a secondary market for Units based for most Series on the aggregate bid side evaluation of the underlying Securities (see Market for Units). So long as the Sponsors are maintaining a secondary market at prices not less than the Redemption Price per Unit, they will repurchase any Units tendered for redemption. If this market is not maintained, a Holder will be able to dispose of his Units through redemption at prices also based on the aggregate bid side evaluation of the underlying Securities (see Redemption). Market conditions may cause the prices available in the market maintained by the Sponsors or available upon exercise of redemption rights to be more or less than the amount paid for Units plus accrued interest.

     ESTIMATED CURRENT RETURN; ESTIMATED LONG-TERM RETURN. Estimated Current Return on a Unit represents annual U.S. interest income from coupon-bearing debt obligations (after estimated expenses) divided by the maximum Public Offering Price (including the sales charge). 'Current return' provides different information than 'long-term return', which represents yield to maturity (or earlier call date) and reflects not only the interest payable on the Securities but also the amortization or accretion to that date of any premium over or discount from the par value in the purchase price of the Securities. Long-term return on Units in the secondary market may be lower, sometimes significantly, than current return.

     Estimated Long-Term Return on a Unit represents a net annual long-term return to investors holding to maturity based on the yield on the individual Debt Obligations in the Portfolio weighted to reflect the time to maturity (or in certain cases to an earlier call date) and market value of each Debt Obligation in the Portfolio, adjusted to reflect the Public Offering Price (including the maximum applicable sales charge) and estimated expenses. Unlike Estimated Current Return, Estimated Long-Term Return takes into account maturities of the underlying Securities and discounts and premiums. Most Securities of this Fund pay interest annually or semiannually, and as a result distributions of income on Units are generally subject to certain delays. If the Estimated Long-Term Return calculation took these delays into account, the figure would be lower. The net annual U.S. dollar interest rate per Unit and the net annual long term return to Holders will vary on a daily basis with changes in the exchange rates for the relevant currencies and with changes in the fees and expenses of the Trustee, Sponsors and Evaluator and with the maturity, exchange, redemption, sale or substitution of underlying Securities. The Public Offering Price will vary with changes in the evaluation of the underlying Securities and with changes in the exchange rates for the relevant currencies as well as with any reduction in sales charges paid in the case of quantity purchases. Both current return and long-term return may be substantially lower than originally estimated. (See Description of the Fund--Income; Estimated Current Return; Estimated Long-Term Return.)

     MONTHLY DISTRIBUTIONS. Monthly distributions in U.S. dollars of principal and interest and redemption proceeds from the Fund will be made to Holders of record of Units on the days indicated under Investment Summary in Part A. Distributions of interest income will be made based on estimates made on each record date of the amount to be distributed, converted into U.S. dollars as of the record date. Non-U.S. dollar amounts actually received by the Fund will be converted by the Trustee into U.S. dollars upon receipt. Therefore, each distribution will be adjusted to reflect any difference between the actual amount received by the Fund in U.S. dollars and the amount previously distributed to Holders of Units. (See Administration of the Fund--Accounts and Distributions.) Holders may elect to reinvest distributions as described below (see Reinvestment). Holders will be taxed in the manner described under Taxes regardless of whether these distributions from the Fund are actually received by the Holders in cash or are automatically reinvested pursuant to a reinvestment program.

     REINVESTMENT. Holders of Units may elect to have distributions automatically reinvested in The Corporate Fund Accumulation Program, Inc. (which does not invest in international securities). (See Administration of the Fund--Reinvestment.)

     TAXATION. In the opinion of special counsel to the Sponsors, each Holder will be considered the owner of a pro rata portion of each Debt Obligation in the Fund, and will be considered to have received the interest on his pro rata portion of each Debt Obligation when interest on the Debt Obligation is received by the Fund. Interest received by the Fund (measured, for cash basis U.S. Holders, in U.S. dollars based on the exchange rate at the time of receipt by the Fund) is taxable for U.S. Holders, but may be exempt from U.S. Federal income taxes, including withholding taxes, for many Holders who are not U.S. citizens or residents ('Foreign Holders'). (See Taxes herein.)

FUND STRUCTURE

     The Fund, one in a series of Defined Asset Funds--International Bond Fund, is a 'unit investment trust' created under New York law by a Trust Indenture (the 'Indenture') among the Sponsors, the Trustee and the Evaluator. To the extent that references in this Prospectus are to articles and sections of the Indenture, which are hereby incorporated by reference, the statements made herein are qualified in their entirety by this reference. Unless otherwise indicated, when Investors Bank & Trust Company and The First National Bank of Chicago act as Co-Trustees to the Fund, references to the Trustee in this Prospectus shall be deemed to refer to the Co-Trustees; and with respect to First Cities of Australia--Credit Lyonnais Australian MortgageLink Series, references to the Trustee in this Prospectus shall be deemed to refer to the Custodian. The objective of most Series of the International Bond Fund is to provide current income and the possibility of capital appreciation through investment in a fixed portfolio of interest bearing debt obligations payable in foreign currencies.

     The Portfolio contains different issues of debt obligations with fixed final maturity or disposition dates. As used herein, the terms 'Debt Obligations' and 'Securities' mean the debt obligations or securities initially deposited in the Fund and described under Portfolio in Part A and replacement and additional debt obligations or securities acquired and held by the Fund pursuant to the provisions of the Indenture (see Description of the Fund--The Portfolio; Administration of the Fund--Portfolio Supervision).

     The deposit of the Securities in the Fund on the Initial Date of Deposit established a proportionate relationship among the face amounts of Securities of specified interest rates and maturities in the Portfolio. For certain Series, following the Initial Date of Deposit, the Sponsors may deposit additional Securities ('Additional Securities'), contracts to purchase Additional Securities or cash (or a bank letter of credit in lieu of cash) with instructions to purchase Additional Securities in order to create new Units. Replacement Securities may be acquired under specified conditions (see Description of the Fund--The Portfolio; Administration of the Fund-- Portfolio Supervision.)

     The holders ('Holders') of units of interest ('Units') will have the right to have their Units redeemed (see Redemption) at a price based on the aggregate bid side evaluation in U.S. dollars of the Securities ('Redemption Price per Unit') if the Units cannot be sold in the over-the-counter market which the Sponsors propose to maintain at prices determined in the same manner (see Market for Units). The Fund will not continuously offer Units for sale to the public. On the Evaluation Date, each Unit represented the fractional undivided interest in the Securities in the Fund as set forth under Investment Summary in Part A, plus any cash adjustments and accrued interest. Thereafter, if any Units are redeemed, the face amount of Securities in the Fund will be reduced and the fractional undivided interest represented by each remaining Unit in the balance will be increased. Units will remain outstanding until redeemed upon tender to the Trustee by any Holder (which may include the Sponsors) or until termination of the Indenture (see Redemption; Administration of the Fund--Amendment and Termination).

     The Units being offered by this Prospectus are issued and outstanding Units which have been reacquired by the Sponsors either by purchase in the open market or by purchase of Units tendered to the Trustee for redemption. No offering is being made on behalf of the Fund and any profit or loss realized on the sale of Units will accrue to the Sponsors.

RISK FACTORS

     An investment in Units of the Fund should be made with an understanding of the risks which an investment in fixed-rate securities denominated in foreign currencies may entail, including the risk that the value of the Portfolio and hence of the Units will decline with increases in interest rates and declining values of the relevant foreign currencies as described below. There have been recent wide fluctuations in interest rates and thus in the value of fixed rate securities generally, and in currency exchange rates. The Sponsors cannot predict future economic policies or their consequences or, therefore, the course or extent of any similar fluctuations in the future. The Portfolio consists primarily of publicly held Securities which, in many cases, do not have the benefit of covenants preventing the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. The absence of these covenants could have the effect of reducing the ability of an issuer to meet its debt obligations and might result in reductions in the ratings of the Securities and the value of the underlying Portfolio.

     Units offered in the secondary market may reflect redemptions or prepayments, in whole or in part, or defaults on, certain of the Securities originally deposited in the Fund or the disposition of certain Securities originally deposited in the Fund to satisfy redemptions of Units or pursuant to the exercise by the Sponsors of their supervisory role over the Fund (see Description of the Fund--The Portfolio and Administration of the

Fund--Portfolio Supervision). Accordingly, the face amount of Units may be less than their original face amount at the time of the creation of the Fund. A reduced value per Unit does not therefore mean that a Unit is necessarily valued at a market discount; market discounts, as well as market premiums, on Units are determined solely by a comparison of a Unit's outstanding face amount and its evaluated price.

     Certain of the Securities in the Fund may be valued at a market discount. Securities trade at less than par value because the interest rates on the securities are lower than interest on comparable debt securities denominated in a given currency being issued at currently prevailing interest rates. The current returns of securities trading at a market discount are lower than the current returns of comparably rated debt securities of a similar type issued at currently prevailing interest rates because discount securities tend to increase in market value as they approach maturity and the full principal amount becomes payable. If currently prevailing interest rates for newly issued and otherwise comparable securities increase, the market discount of previously issued securities will become deeper and if currently prevailing interest rates for newly issued comparable securities decline, the market discount of previously issued securities will be reduced, other things being equal. Market discount attributable to interest rate changes does not indicate a lack of market confidence in the issue.

     Certain of the Securities in the Fund may be valued at a market premium. Securities trade at a premium because the interest rates on the securities are higher than interest rates on comparable debt securities denominated in a given currency being issued at currently prevailing interest rates. The current returns of securities trading at a market premium are higher than the current returns of comparably rated debt securities of a similar type issued at currently prevailing interest rates because premium securities tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, an early redemption of a premium security at par will result in a reduction in yield. If currently prevailing interest rates for newly issued and other wise comparable securities increase, the market premium of previously issued securities will decline and if currently prevailing interest rates for newly issued comparable securities decline, the market premium of previously issued securities will increase, other things being equal. Market premium attributable to interest rate changes does not indicate market confidence in the issue.

     A Fund may be concentrated in one or more of the securities classifications set forth below. A Fund is considered to be 'concentrated' in a particular classification when the aggregate face amount of securities in that class constitutes more than 25% of the aggregate face amount of the securities in the Fund. The types of issuers and the percentage of any concentrations are set forth under Investment Summary in Part A. An investment in Units should be made with an understanding of the risks which these investments may entail, certain of which are described below.

FOREIGN OBLIGORS

     The percentage of this Fund invested in securities of non-U.S. obligors is set forth under Investment Summary in Part A. Investors should consider certain investment risks that distinguish investments in securities of non-U.S. obligors from those of domestic issuers. These risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on the Securities held in the Portfolio, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions (including expropriation, burdensome or confiscatory taxation and moratoriums) which might adversely affect the payment or receipt of payment of amounts due on the Securities. Investors should realize that, although the Fund's foreign currency-denominated investments are only in Securities denominated in the currencies of those foreign nations considered by the Fund to have relatively stable governments, the value of portfolio investments can be adversely affected by political or social instability and unfavorable diplomatic or other negative developments. The Fund will also be affected favorably or unfavorably by changes in exchange rates between the U.S. dollar and the foreign currencies in which its Securities are denominated. Since the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of Securities in the Portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. The rate of exchange between the U.S. dollar and other currencies is determined by forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, the level of interest and inflation rates and other economic and financial conditions, government intervention, speculation and other factors. The issuers of some of these securities, such as foreign banks and other financial institutions, may be subject to less stringent or different regulations than are U.S. issuers. In addition, because many foreign issuers are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information about the foreign issuer than a U.S. domestic issuer. Foreign issuers also are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. domestic issuers. However, the Sponsors anticipate that adequate information will be available to allow the Sponsors to supervise the Portfolio as set forth in Administration of the Fund--Portfolio Supervision.

     Information concerning the economic and political systems of foreign countries represented in the Fund is available in registration statements and periodic reports filed by issuers in these countries with the U.S. Securities and Exchange Commission (the 'SEC'). These documents are available for inspection at the SEC at its offices located at 450 Fifth Street, N.W., Washington, D.C. 20549.

ISSUERS NOT BASED IN CURRENCY COUNTRY

     Certain of the Securities have been issued by issuers which are not located, or which do not conduct operations, in the country in whose currency these Securities are denominated. In most cases these issuers have elected to issue Securities denominated in that currency at yields which are higher than those of securities denominated in the currency of the country in which the issuers are based. One reason an issuer may elect to issue securities denominated in a 'foreign' currency is that it may be able to reduce its cost of raising capital without incurring additional risk by 'swapping' the 'foreign' currency for its 'local' currency. To do this an issuer may issue securities denominated in the currency of a country (Country A) other than the country in which it is based (Country B) and simultaneously enter into a forward currency exchange contract with a reliable third party such as an international bank which will allow the issuer to convert the currency of Country B into the currency of Country A at a fixed exchange rate. Under certain circumstances, the cost to the issuer of issuing the 'foreign' denominated securities combined with the cost (or benefit) of entering into the forward exchange contract may be less than the cost to the issuer of issuing securities denominated in the currency of the country in which it is based; under these circumstances it may be less costly for the issuer to issue 'foreign' denominated securities even if the coupon rate of the securities is higher than the coupon rates on securities denominated in the currency of the country in which the issuer is based.

JURISDICTION OVER, AND U.S. JUDGMENTS CONCERNING, FOREIGN OBLIGORS

     Non-U.S. issuers of the Securities will generally not have submitted to the jurisdiction of U.S. courts for purposes of lawsuits relating to those Securities. If the Portfolio contains Securities of such an issuer, the Fund as a holder of those obligations may not be able to assert its rights in U.S. courts under the documents pursuant to which the Securities are issued. Even if the Fund obtains a U.S. judgment against a foreign obligor, there can be no assurance that the judgment will be enforced by a court in the country in which the foreign obligor is located. In addition, a judgment for money damages by a court in the United States if obtained, including a money judgment based on an obligation expressed in a foreign currency, will ordinarily be rendered only in U.S. dollars. It is not clear, however, whether, in granting a judgment, the rate of conversion of the applicable foreign currency into U.S. dollars would be determined with reference to the due date or the date the judgment is rendered. Courts in other countries may have rules that are similar to, or different from, the rules of U.S. courts.

LIQUIDITY

     The Securities in the Fund, including securities purchased in initial public offerings, will customarily be in bearer form and may not have been registered under the Securities Act of 1933 and may not be exempt from the registration requirements of the Act. Sales of non-exempt bearer Securities by the Fund in U.S. securities markets are subject to severe restrictions and may well not be practicable. Accordingly, sales of these Securities by the Fund will generally be effected only in foreign securities markets. Although the Sponsors do not believe that the Fund will encounter obstacles in disposing of the Securities, investors should realize that many of the Securities may be traded in foreign countries where the securities markets are not as developed or efficient and may not be as liquid as those in the U.S. To the extent the liquidity of these markets becomes impaired, the value of the Fund could be adversely affected if a substantial volume of requests for redemption of Units is received at or about the same time. This might occur, for example, as a result of economic or political turmoil in a country in whose currency the Fund had a substantial portion of its assets invested, or should relations between the U.S. and such foreign country deteriorate markedly. The Securities may not be listed on a securities exchange. Whether or not the Securities are listed, the principal trading market for the Securities will generally be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained, or regarding the liquidity of the Securities in any markets made. In addition, the Fund may be restricted under the Investment Company Act of 1940 from selling Securities to any Sponsor. The price at which the Securities may be sold to meet redemptions and the value of the Fund will be adversely affected if trading markets for the Securities are limited or absent. The Fund may also contain non-exempt Securities in registered form which have been purchased on a private placement basis. Sales of these Securities may not be practicable outside the United States, but can generally be made to U.S. institutions in the private placement market which may not be as liquid as the general U.S. securities market. Since the private placement market is less liquid, the prices received may be less than would have been received had the Securities been registered.

DEBT OBLIGATIONS OF FOREIGN BANKS AND THEIR HOLDING COMPANIES

     The ability of a foreign bank or its holding company to make payments of principal and interest on debt may be influenced by general economic conditions in the home country, supervisory policies of the bank's primary regulator, the relationship between the bank's average cost of funding and the average yield on its earning assets and the bank's exposure to potential credit losses. In some countries, bank profitability and capital may be adversely impacted by depositor runs, a monetary policy that requires that banks fund a portion of the public debt, governmental policies that direct lending to certain sectors of the economy and any perceived weakness of the foreign country's banking system. Many foreign countries permit their banks to engage in a wider range of business activities, such as the holding of large equity investments and the underwriting of securities and insurance, than that permitted in the United States.

FOREIGN EXCHANGE RATES

     Since the Portfolio contains non-U.S. dollar denominated Securities, an investment in the Fund involves investment risks that are substantially different from an investment in a fund which invests in U.S. dollar denominated securities. This is because the U.S. dollar value of the Portfolio (and hence of the Units) and of the distributions from the Fund will vary with fluctuations in the U.S. dollar foreign exchange rates for the relevant currencies. Major industrialized countries have adopted 'floating' exchange rates, under which daily currency valuations depend on supply and demand in a freely fluctuating international market. Many smaller or developing countries have continued to 'peg' their currencies to the U.S. dollar although there has been some interest in recent years in 'pegging' currencies to 'baskets' of other currencies or to a Special Drawing Right administered by the International Monetary Fund. In Europe a European Currency Unit ('ECU') has been developed. Currencies are generally traded by leading international commercial banks and institutional investors (including corporate treasurers, money managers, pension funds and insurance companies). From time to time, central banks in a number of countries also are major buyers and sellers of foreign currencies, mostly for the purpose of preventing or reducing substantial exchange rate fluctuations.

     Exchange rate fluctuations are partly dependent on a number of economic factors including economic conditions within countries, the impact of actual and proposed government policies on the value of currencies, interest rate differentials between currencies and the balance of imports and exports of goods and services and transfers of income and capital from one country to another. These economic factors are influenced primarily by a particular country's monetary and fiscal policies (although the perceived political situation in a particular country may have an influence as well--particularly with respect to transfers of capital). Investor psychology may also be an important determinant of currency fluctuations in the short run. Moreover, institutional investors trying to anticipate the future relative strength or weakness of a particular currency may sometimes exercise considerable speculative influence on currency exchange rates by purchasing or selling large amounts of the same currency or currencies. However, over the long term, the currency of a country with a low rate of inflation and a favorable balance of trade should increase in value relative to the currency of a country with a high rate of inflation and deficits in the balance of trade.

     Some currencies have fluctuated considerably in value relative to the U.S. dollar in the past ten years, as indicated in the following table:
                             FOREIGN EXCHANGE RATES
      RANGE OF FLUCTUATIONS IN FOREIGN CURRENCY EXPRESSED IN U.S. DOLLARS

                         UNITED                 GERMANY                                         THE
                         KINGDOM               DEUTSCHE                FRANCE               NETHERLANDS              SWEDEN
                     POUND STERLING              MARK               FRENCH FRANC              GUILDER                 KRONA
                 -------------------------------------------------------------------------------------------------------------------
1984                      1.494 - 1.159           .3917 - .3175          .1273 - .1038          .3471 - .2812          .1311 - .1114
1985                      1.489 - 1.053           .4089 - .2895          .1333 - .0946          .3625 - .2555          .1319 - .1030
1986                      1.555 - 1.377           .5197 - .4039          .1569 - .1313          .4565 - .3550          .1480 - .1299
1987                      1.879 - 1.471           .6346 - .5182          .1872 - .1557          .5641 - .4565          .1729 - .1477
1988                      1.905 - 1.664           .6346 - .5211          .1872 - .1537          .5641 - .4615          .1729 - .1526
1989                      1.823 - 1.515           .5927 - .4927          .1734 - .1453          .5251 - .4375          .1645 - .1468
1990                      1.976 - 1.594           .6802 - .5808          .2015 - .1701          .6026 - .5148          .1807 - .1598
1991                      2.000 - 1.602           .6918 - .5449          .2029 - .1607          .6141 - .4840          .1836 - .1507
1992                      2.004 - 1.512           .7189 - .5967          .2111 - .1753          .6382 - .5300          .1967 - .1413
1993                      1.586 - 1.418           .6384 - .5745          .1887 - .1650          .5682 - .5099          .1415 - .1177

                          ITALY                 DENMARK                CANADA               SWITZERLAND              NORWAY
                          LIRA                   KRONE                 DOLLAR                  FRANC                  KRONE
                 -------------------------------------------------------------------------------------------------------------------
1984                       .0006 - .0005          .1067 - .0881            .805 - .749          .4742 - .3845          .1350 - .1099
1985                       .0006 - .0005          .1121 - .0807            .759 - .713          .4854 - .3419          .1320 - .1016
1986                       .0007 - .0006          .1371 - .1098            .734 - .693          .6213 - .4747          .1449 - .1278
1987                       .0009 - .0007          .1645 - .1366            .771 - .724          .7843 - .6144          .1606 - .1356
1988                       .0009 - .0007          .1645 - .1363            .843 - .768          .7843 - .6204          .1630 - .1430
1989                       .0008 - .0007          .1520 - .1269            .865 - .826          .6678 - .5575          .1540 - .1360
1990                       .0009 - .0008          .1772 - .1496            .884 - .829          .8042 - .6338          .1736 - .1504
1991                       .0009 - .0007          .1790 - .1411            .893 - .857          .8097 - .6295          .1764 - .1397
1992                       .0009 - .0007          .1859 - .1531            .876 - .777          .8153 - .6462          .1816 - .1445
1993                       .0007 - .0006          .1660 - .1414            .805 - .744          .7186 - .6472          .1510 - .1330

                         BELGIUM                 SPAIN                AUSTRALIA             NEW ZEALAND               JAPAN
                          FRANC                 PESETA                 DOLLAR                 DOLLAR                   YEN
                 -------------------------------------------------------------------------------------------------------------------
1984                       .0187 - .0156            .007 - .006            .967 - .819           .674 - .476           .0045 - .0034
1985                       .0198 - .0143            .007 - .005            .826 - .631           .589 - .499           .0050 - .0038
1986                       .0247 - .0193            .008 - .006            .746 - .596           .590 - .471           .0066 - .0049
1987                       .0301 - .0244            .009 - .008            .735 - .647           .668 - .526           .0082 - .0063
1988                       .0301 - .0246            .009 - .008            .882 - .699           .723 - .599           .0083 - .0073
1989                       .0281 - .0235            .009 - .008            .896 - .739           .638 - .556           .0081 - .0067
1990                       .0330 - .0277            .011 - .009            .849 - .767           .632 - .570           .0080 - .0063
1991                       .0335 - .0265            .011 - .009            .802 - .752           .607 - .540           .0080 - .0071
1992                       .0349 - .0289            .011 - .009            .771 - .682           .554 - .511           .0084 - .0074
1993                       .0310 - .0271            .009 - .007            .722 - .645           .562 - .505           .0099 - .0079

Source: Datastream International, Inc.
                CHANGES IN CURRENCY VALUES--THE CANADIAN DOLLAR
A weakening of the Canadian dollar relative to the U.S. dollar will reduce the U.S. dollar value of payments of interest on Canadian dollar-denominated Securities with the effect of reducing the yield and current return on the Units. If the reduction of the U.S. dollar value of principal payments were also taken into account by amortization of principal over the life of a Security, there could be a further significant decline in return. These consequences would be more pronounced for fixed-rate debt obligations with short-intermediate term maturities, which the Portfolio contains, than for fixed-rate debt obligations with long-term maturities. The following table shows the average returns on investment (without regard to sales charge) of fixed-rate debt obligations with various coupons and maturities after giving effect to (i) a reduction of the U.S. dollar value of interest payments prior to the first interest payment date and (ii) amortization of the related principal loss over the life of the obligation.

          AVERAGE RETURNS ON INVESTMENT ASSUMING CURRENCY DEVALUATION

                         AVERAGE RETURNS ON INVESTMENT FOR DEBT OBLIGATIONS ASSUMING DEVALUATION
              ----------------------------------------------------------------------------------------------
                      5.5% COUPON                       6.0% COUPON                      6.5% COUPON
   CHANGES
     IN
   RELATION
     TO
    U.S.      ----------------------------     ----------------------------     ----------------------------
   DOLLAR     3 YRS      4 YRS      5 YRS      3 YRS      4 YRS      5 YRS      3 YRS      4 YRS      5 YRS
   ------     ------     ------     ------     ------     ------     ------     ------     ------     ------
    5%          3.56%      3.98%      4.23%      4.03%      4.45%      4.70%      4.51%      4.93%      5.18%
   10%          1.62       2.45       2.95       2.07       2.90       3.40       2.52       3.35       3.85
   15%        - 0.33       0.93       1.68       0.10       1.35       2.10       0.53       1.78       2.53

     To illustrate the effect of a significant decline in the value of the Canadian dollar relative to the U.S. dollar, assume that the estimated current return on the Date of Deposit for a five year Fund with a portfolio of securities denominated in Canadian dollars is 6.5%, that a Holder purchases 1 Unit on the Date of Deposit at a price of $1,000, the value of the Canadian dollar declines by 15% relative to the U.S. dollar on the day following the Date of Deposit, the Holder holds his Unit for five years and the Fund is terminated exactly five years from the Date of Deposit. Following the termination of the Fund, the Holder will receive a principal payment of $850 representing the amount of his original investment ($1,000) less the $150 loss related to the decline in the value of the Canadian dollar. In addition, the Holder will receive monthly interest payments totaling $221.00 representing the estimated return on his investment ($260) less the $39.00 loss related to the decline in the value of the Canadian dollar.

              CHANGES IN CURRENCY VALUE--THE AUSTRALIAN DOLLAR AND
                               NEW ZEALAND DOLLAR

A weakening of the Australian or New Zealand dollar relative to the U.S. dollar will reduce the U.S. dollar value of payments of interest on the Securities with the effect of reducing the yield and current return on the Units. If the reduction of the U.S. dollar value of principal payments resulting from a devaluation were also taken into account by amortization of principal loss over the life of a Security, there could be a further significant decline in the returns. These consequences would be more pronounced for fixed-rate debt obligations with short intermediate maturities, which the Portfolio contains, than for fixed-rate debt obligations with long-term maturities. The following table shows the average returns on investment (without regard to sales charge) of fixed-rate debt obligations with various coupons and maturities after giving effect to (i) a reduction of the U.S. dollar value of interest payments resulting from a devaluation prior to the first interest payment date and (ii) amortization of the related principal loss over the life of the obligation.

          AVERAGE RETURNS ON INVESTMENT ASSUMING CURRENCY DEVALUATION


   DEVALUATION
     IN
   RELATION
     TO                                     AVERAGE RETURNS ON INVESTMENT FOR
    U.S.
   DOLLAR                                 DEBT OBLIGATIONS ASSUMING DEVALUATION
   ------                           --------------------------------------------------
                       7% COUPON                       7.50% COUPON                      8% COUPON
              ----------------------------     ----------------------------     ----------------------------
               1 YR       3 YR       5 YR       1 YR       3 YR       5 YR       1 YR       3 YR       5 YR
              ------     ------     ------     ------     ------     ------     ------     ------     ------
         5%     1.65%      4.98%      5.65%      2.13%      5.46%      6.13%      2.60%      5.93%      6.60%
        10%   - 3.70       2.97       4.30     - 3.25       3.42       4.75     - 2.80       3.87       5.20
        15%   - 9.05       0.95       2.95     - 8.63       1.38       3.38     - 8.20       1.80       3.80


     To illustrate the effect of a significant decline in the value of the Australian or New Zealand dollar relative to the U.S. dollar, assume that the estimated current return on the Initial Date of Deposit for a three year Fund with a portfolio of securities denominated in Australian or New Zealand dollars is 8%, that a Holder purchases 1 Unit on the Initial Date of Deposit at a price of $1,000, the value of the Australian or New Zealand dollar declines by 15% relative to the U.S. dollar on the day following the Initial Date of Deposit, the Holder holds his Unit for three years and the Fund is terminated exactly three years from the Initial Date of Deposit. Following the termination of the Fund, the Holder will receive a principal payment of $850 representing the amount of his original investment ($1,000) less the $150 loss related to the decline in the value of the Australian or New Zealand dollar. In addition, the Holder will receive monthly interest payments totaling $204.00 representing the estimated return on his investment ($240) less the $36.00 loss related to the decline in the value of the Australian or New Zealand dollar.

     The Trustee and the Evaluator will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, since these markets are volatile and are constantly changing, depending on the activity at any particular time of the large international commercial banks, various central banks, large multi-national corporations, speculators and other buyers and sellers of foreign currencies, and since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by the Trustee or the Evaluator may not be indicative of the amount in U.S. dollars the Fund would receive had the Trustee sold any particular currency in the market.

     The foreign exchange transactions of the Fund may be concluded by the Trustee with foreign exchange dealers acting as principals either on a spot (i.e., cash) buying basis or on a forward foreign exchange basis on the date the Fund is entitled to receive the applicable foreign currency. These forward foreign exchange transactions will generally be of as short a duration as practicable and will generally settle on the date of receipt of the applicable foreign currency involving specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities and income received on the Securities, or the sale and redemption of Units of the Fund. These transactions are accomplished by contracting to purchase or sell a specific currency at a future date and price set at the time of the contract. The cost to the Fund of engaging in these foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, fees or commissions are not normally involved. Although foreign exchange dealers trade on a net basis they do realize a profit based upon the difference between the price at which they are willing to buy a particular currency (bid price) and the price at which they are willing to sell the currency (offer price). The relevant exchange rate used for evaluations of the Securities will include the cost of the buying or selling, as the case may be, of a seven-day forward foreign exchange contract in the relevant currency to correspond to the requirement that Units when purchased settle on a regular basis and that the Trustee settle redemption requests in U.S. dollars within seven days.

EXCHANGE CONTROLS

     On the basis of the best information available to the Sponsors at the present time, none of the Securities, except as indicated under Investment Summary in Part A, is subject to exchange control restrictions under existing law which would materially interfere with payment to the Fund of amounts due on the Securities either because the particular jurisdictions have not adopted any currency regulations of this type or because the issues qualify for an exemption or the Fund, as an extraterritorial investor, has qualified its purchase of the Securities as exempt by following applicable 'validation' or similar regulatory or exemptive procedures. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payments to the Fund.

     In addition, the adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of international securities in the Portfolio and on the ability of the Fund to satisfy its obligation to redeem Units tendered to the Trustee for redemption (see Redemption).

WITHHOLDING TAXES

     Under existing law there were no withholding taxes applicable to the Securities, except as stated under Investment Summary in Part A and subject to the following. On the basis of the best information available to the Sponsors, under existing German law effective since January 1, 1993, German resident recipients of interest payments may, under certain circumstances, be subject to a withholding tax of 30% of the gross amount of interest paid, whether the obligor under the security is a German or non-German resident. The withholding tax generally applies to cases in which the interest is paid by a German financial institution holding the security in custody for a German-resident recipient. The withholding tax will generally not apply if the interest payment is made by a German financial institution to a non-German financial institution holding the security in custody for the German or non-German resident recipient. Holders are urged to consult their own tax advisors in this regard. If the Fund obtains a certificate from an issuer evidencing payment of withholding taxes with respect to a Debt Obligation, the Fund will so notify Holders. A Holder is required to include in his gross income the entire amount of interest paid on his pro rata portion of the Debt Obligation including the amount of tax withheld therefrom. However, if the tax constitutes an income tax for which U.S. foreign tax credits may be taken, the Holder may be able to obtain applicable foreign tax credits (subject to statutory limitations) or deductions. (See Taxes.)

LITIGATION AND LEGISLATION

     Litigation may be initiated on a variety of grounds with respect to Debt Obligations in the Fund or the issuers of the Debt Obligations. There can be no assurance that future litigation will not have a material adverse effect on the Fund or will not impair the ability of issuers to make payments due on the Debt Obligations. In addition there can be no assurance that foreign withholding taxes will not be imposed on interest on Debt Obligations issued by non-United States issuers in the future.

DESCRIPTION OF THE FUND

OVERVIEW

     The rapid growth of foreign capital markets has led to increased fixed-income opportunities. Bonds denominated in non-U.S. currencies currently represent more than half of the value of all bonds outstanding. Economies and financial markets in various countries do not all move in the same direction at the same time. As one country's economy improves, another's may be in decline. Countries with stronger economies are likely to have stronger currencies than those with weaker economic conditions.

     Investing in securities from just one country (even the U.S.) leads to risk from adverse economic or market conditions in that country. Global diversification of investments can reduce overall portfolio risk. Merrill Lynch, Pierce, Fenner & Smith, as Agent for the Sponsors ('Agent for the Sponsors') believes that all but the most conservative investors should normally allocate some portion of their fixed-income investments to bonds denominated in foreign currencies. Since 1984, International Bond Fund Series have offered investors an opportunity to hold professionally selected portfolios of these bonds to provide current income and possible capital appreciation. Bonds payable in some foreign currencies pay higher interest rates than available on comparable U.S.-dollar denominated bonds (although these rates may reflect additional risk of adverse currency fluctuations). In addition to this current income, both the amount of income when converted to U.S. dollars and the U.S. dollar equivalent of the principal amount vary with fluctuations in the exchange rates of the relevant currencies relative to the U.S. dollar.

     The following chart shows the compound annual rates of return on debt obligations in selected currencies for the period June 1983 through June 1993, both in terms of U.S. dollars and the local currency. This chart represents past performance and is no guarantee of future results of these currencies or of any Series of Defined Asset Funds--International Bond Fund.

                                             U.S.        LOCAL
COUNTRY                                   DOLLARS     CURRENCY
-------------------------------------  -----------  -----------
Australia                                   16.32%       19.51%
France                                      17.35        14.07
United Kingdom                              11.79        12.08
Canada                                      12.38        12.87
Netherlands                                 13.74         9.32
Japan                                       16.59         7.57
Germany                                     12.73         8.34
Switzerland                                  8.55         5.04
United States                               13.87           --


                       Source: IBBOTSON

FUND PERFORMANCE

     Information on percentage changes in the U.S. dollar value of Units, on the basis of changes in Unit price plus the amount of income and capital distributions may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective Holders. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable. Information may also be given treating Unit distributions as reinvested in the Corporate Fund Accumulation

Program Inc., a no-load mutual fund holding a portfolio of U.S. corporate debt obligations (not denominated in foreign currencies), primarily rated A or better at the time of purchase.

     Fund performance may be compared to the performance data on the same basis (distributions reinvested or distributed) described in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period. Each country, issuer and security must be approved by Defined Asset Funds' research analysts.

THE PORTFOLIO

     The Portfolio contains different issues of bonds, debentures, notes or other straight debt obligations (including both senior indebtedness and indebtedness which is subordinated to other indebtedness) with fixed final maturity dates, having no conversion or equity features and which are payable in the foreign currencies specified under Investment Summary in Part A.

     Experienced professional buyers and security analysts for Defined Asset Funds, with access to thousands of different issues and extensive research, who are in close contact with the markets for suitable securities, select securities for deposit in the Fund, considering the following factors, among others: (i) whether the Debt Obligations were either rated in the category AA or better by Standard & Poor's, Moody's or Fitch Investors Service, Inc. ('Fitch') or were issued or guaranteed by issuers of other debt obligations rated in the category AA or better or, in the opinion of Defined Asset Funds research analysts, their other debt obligations would have credit characteristics comparable to securities which have been rated in the category AA or better by these rating agencies (see Ratings of Corporate Obligations); (ii) the yield and price of the Debt Obligations in a particular currency relative to other debt obligations of comparable quality and maturity in the same currency; (iii) the diversification of the Portfolio, taking into account the availability in the market of debt obligations of foreign issuers in various utility, industrial and governmental classifications which met the Fund's criteria; (iv) whether the Debt Obligations were issued after July 18, 1984 if interest thereon is U.S. source income; and
(v) whether any foreign withholding taxes are applicable to the Debt
Obligations.

     The yields on debt obligations of the type deposited in the Fund are dependent on a variety of factors, including international money market conditions, general conditions of the international bond market, size of a particular offering, the maturity of the obligation and the credit of the issuer. In addition, interest rates tend to be lower on securities payable in strong currencies than on securities payable in weak currencies. As a result, interest income as a percentage of Fund assets may be significantly lower than interest income of a fund that invests assets without regard to currency strength.

     Because certain of the Securities from time to time may be redeemed or will mature in accordance with their terms or may be sold under certain circumstances described herein, no assurance can be given that the Fund will retain for any length of time its present size and composition (see Redemption). Many of the Debt Obligations may be subject to redemption prior to their stated maturity dates pursuant to optional refunding or sinking fund redemption provisions or otherwise. In general, optional refunding redemption provisions are more likely to be exercised when the offering side evaluation is at a premium over par than when it is at a discount from par. Generally, the offering side evaluation of Debt Obligations will be at a premium over par when market interest rates fall below the coupon rate on the Debt Obligations. The percentage of face amount of Debt Obligations in the Portfolio which were at a bid side evaluation in excess of par on the Evaluation Date is set forth under Investment Summary in Part A. Certain Debt Obligations in the Portfolio may currently be subject to sinking fund provisions early in the life of the Fund. These provisions are designed to redeem a significant portion of an issue gradually over the life of the issue; obligations to be redeemed are generally chosen by lot.

     The Fund consists of the Securities listed under Portfolio in Part A (including any additional or replacement Securities acquired and held by the Fund pursuant to the terms of the Indenture) as long as they may continue to be held from time to time in the Fund, together with undistributed income therefrom and undistributed and uninvested cash realized from the disposition or redemption of Securities (see Administration of the Fund-- Portfolio Supervision). Neither the Sponsors nor the Trustee shall be liable in any way for any default, failure or defect in any of the Securities.

     Because each Defined Fund is a portfolio of preselected securities, purchasers know in advance what they are investing in. A defined portfolio is listed, so that generally the securities and their maturities are known before an investor buys. Of course, the portfolio will change somewhat over time as additional securities are deposited, as securities mature or as they are sold to meet redemptions and in certain limited other circumstances.

INCOME; ESTIMATED CURRENT RETURN; ESTIMATED LONG-TERM RETURN

     The estimated net annual U.S. dollar interest rate per Unit on the Evaluation Date is set forth under Investment Summary in Part A and was calculated on the exchange rate basis specified therein. This rate shows the estimated annual U.S. dollar interest rate per Unit based on the face amount per Unit after deducting estimated annual fees and expenses expressed as a percentage. This rate will change on a daily basis as the relevant U.S. dollar exchange rates fluctuate and as Securities mature, are exchanged, redeemed, paid or sold, or as the expenses of the Fund change. Interest in U.S. dollars on the Securities in the Fund, less estimated fees of the Trustee and Sponsors and certain other expenses, is expected to accrue at the daily rate (based on a 360-day year) shown under Investment Summary in Part A. The actual net annual U.S. dollar interest rate will vary with changes in the relevant exchange rates and as Securities are exchanged, redeemed, paid or sold or as the expenses of the Fund change.

     The Estimated Current Return on a Unit represents annual cash receipts from coupon-bearing Debt Obligations in the Fund's Portfolio (after estimated annual expenses) divided by the maximum Public Offering Price (including the sales charge). Any change in either the net annual U.S. dollar interest rate or the Public Offering Price will result in a change in the current return. 'Current return' provides different information than 'yield' or 'long-term return'. Under accepted bond practice, bonds are customarily offered to investors on a 'yield price' basis, which involves a computation of yield to maturity (or earlier call date), and which takes into account not only the interest payable on the bonds but also the amortization or accretion to a specified date of any premium over or discount from the par (maturity) value in the bond's purchase price. Various formulas exist for calculating long-term return on a portfolio of debt obligations. Different assumptions regarding, among other things, reinvestment, term to maturity or call date, application of sales charge and deduction for expenses, result in different long-term return figures. Additionally, the resulting figure may be overstated or understated depending on the manner in which a formula takes into account delays in distributions of principal and interest on Units and sales charges. For investors intending to hold Units until the final maturity of the Fund, both current return and long-term return are relevant measures of performance. For the investor who redeems Units earlier, both the current return and the long-term return realized may be diminished, particularly on a sale shortly after acquisition of those Units--because the price received will not reimburse the investor for the sales charge paid.

     The Estimated Long Term Return represents an average of the yields to maturity (or earliest call date for obligations trading at prices above the particular call price) of the Debt Obligations in the Portfolio, calculated in accordance with accepted bond practice and adjusted to reflect expenses and sales charges. In calculating Estimated Long Term Return, the average yield for the Portfolio is derived by weighting each Debt Obligation's yield by the market value of the Debt Obligation and by the amount of time remaining to the date to which the Debt Obligation is priced. Once the average Portfolio yield is computed, the figure is then adjusted for estimated expenses and the effect of the maximum sales charge paid by investors. The Estimated Long Term Return calculation does not take into account certain delays in distributions of income and the timing of other receipts and distributions on Units and may, depending on maturities, over or understate the impact of sales charges. Both of these factors may result in a lower figure.

     Both Estimated Current Return and Estimated Long Term Return are subject to fluctuation with changes in Portfolio composition, (including the redemption, sale or other disposition of Debt Obligations in the Portfolio), changes in market value of the underlying Debt Obligations and changes in fees and expenses, including sales charges, and therefore can vary considerably over time. The size of any difference between Estimated Current Return and Estimated Long Term Return can also be expected to fluctuate at least as frequently. In addition, both return figures may not be directly comparable to yield figures used to measure other investments, and since the return figures are based on certain assumptions and variables the actual returns received by a Holder may be higher or lower.

     Defined Asset Funds sales charges range from under 1.0% to 5.5%. This may be less than you might pay to buy a comparable fund. Defined Funds have no 12b-1 or back-end load fees. While sales charges on certain Defined Funds are deferred, only the previously accrued but unpaid portion of the sales charge is deducted from sales proceeds. Defined Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% per year. There is no leverage or borrowed money to increase risk, nor is the Portfolio modified with other kinds of securities to enhance yields. There is no fee for selling your Units. When compounded annually, small differences in expense ratios can make a big difference in earnings.

     Accrued Interest. In addition to the Public Offering Price, the price of a Unit includes accrued interest on the Securities in U.S. dollars (calculated on the basis of the current exchange rates for the relevant currencies on the date Holders commit for Units). At the time of the original offering of the Fund and to avoid having Holders pay accrued interest to the initial Date of Deposit, the Trustee was responsible for the payment of accrued interest on the Debt Obligations to the original Date of Deposit and then recovered this amount in U.S. dollars from the earliest interest payments received by the Fund. Additionally, interest on the Debt Obligations in the Fund is paid on a semi-annual (or less frequently, annual) basis. Because interest on the Securities is not received by the Fund at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the interest actually received by the Fund. In order to eliminate fluctuations, the Trustee is required to advance the amounts in U.S. dollars necessary to provide approximately equal Monthly Income Distributions, assuming no changes in currency exchange rates. The Trustee will be reimbursed in U.S. dollars, without interest, for these advances from interest received on the Securities. Of course, the amount actually distributed may fluctuate, depending on changes in the currency exchange rates. Therefore, to account for those factors, accrued interest in U.S. dollars is always added to the value of the Units. And, because of the varying interest payment dates of the Securities, accrued interest at any time will be greater than the amount of interest actually received by the Fund and distributed to Holders. If a Holder sells all or a portion of his Units in U.S. dollars, he will receive his proportionate share of the accrued interest from the purchase of his Units in U.S. dollars to the settlement date for the sale (calculated on the basis of current exchange rates on the date the transaction is entered into). Similarly, if a Holder redeems all or a portion of his Units, the Redemption Price per Unit will include accrued interest on the Securities in U.S. dollars calculated on the basis of current exchange rates on the date the Units are tendered for redemption. And if a Security is sold, redeemed or otherwise disposed of, accrued interest will be received by the Fund and will be distributed periodically to Holders.

TAXES

     The following discussion addresses only the tax consequences of Units held as capital assets and does not address the tax consequences of Units held by dealers, financial institutions or insurance companies.

     In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing law:

          The Fund is not an association taxable as a corporation for Federal income tax purposes, and income received by the Fund will be treated as the income of the Holders in the manner set forth below.

          Each Holder will be considered the owner of a pro rata portion of each Debt Obligation in the Fund under the grantor trust rules of Sections 671-679 of the Internal Revenue Code of 1986, as amended (the 'Code'). The total cost (in U.S. dollars) to a Holder of his Units, including sales charges, is allocated to his pro rata portion of each Debt Obligation, in proportion to the fair market values thereof on the date the Holder purchases his Units, in order to determine his tax basis (in U.S. dollars) for his pro rata portion of each Debt Obligation.

          Each Holder will be considered to have received the foreign currency interest (without reduction for the amount of any foreign taxes withheld therefrom) on his pro rata portion of each Debt Obligation when foreign currency interest on the Debt Obligation is received by the Fund. A Holder who uses the cash method of accounting will recognize U.S. dollar ordinary income based on the exchange rate at that time. A Holder using the accrual method of accounting will generally be required to translate accrued interest income into U.S. dollars at the average exchange rate during the accrual period unless such Holder makes an election to use the spot accrual convention. If such an election is made, interest income will be translated at the exchange rate in effect (i) on the last day of an accrual period (or in the case of a partial accrual period, the spot rate on the last day of the taxable year), or (ii), if the date of receipt is within five business days of the last day of the interest accrual period, the spot rate on the date of receipt. An accrual basis Holder will have foreign currency gain or loss, which will be treated as ordinary income or loss, if the U.S. dollar value of the foreign currency payments received (determined on the date the foreign currency interest is received by the Fund) in respect of such accrual period is greater or less than the amount of U.S. dollars included in income by the accrual basis Holder with respect to the foreign currency interest for such accrual period. If any foreign taxes are withheld from the interest on a Holder's pro rata portion of a Debt Obligation, and these foreign taxes constitute income taxes for which U.S. foreign tax credits may be taken, the Holder may elect to deduct the amount of such foreign taxes (measured in U.S. dollars based on the exchange rate used by the Holder in determining his U.S. dollar ordinary income) if he itemizes deductions or to credit such amount against his Federal income taxes subject to statutory limitations. An election to deduct rather than credit such foreign taxes may increase a Holder's alternative minimum tax liability.

          An individual Holder who itemizes deductions will be able to deduct his pro rata share of the fees and expenses of the Fund only to the extent that this amount together with the Holder's other miscellaneous deductions exceeds 2% of his adjusted gross income.

          The Fund may contain Debt Obligations that were originally issued at a discount ('original issue discount'). The following principles will apply to each Holder's pro rata portion of any Debt Obligation originally issued at a discount. In general, original issue discount is defined as the difference between the price at which a debt obligation was issued and its stated redemption price at maturity. Original issue discount on a debt obligation issued on or after July 2, 1982 will accrue as interest over the life of the obligation under a formula based on the compounding of interest. Original issue discount on a debt obligation issued prior to July 2, 1982 will accrue as interest over the life of the debt obligation on a straight line basis. Each Holder will be required to include in income in each year the amount of original issue discount which accrues during the year on his pro rata portion of any Debt Obligation originally issued at a discount. If a Holder's tax basis for his pro rata portion of a Debt Obligation issued with original issue discount is greater than its 'revised issue price' but less than its stated redemption price at maturity (as may be adjusted for certain payments), the Holder will be considered to have purchased his pro rata portion of the Debt Obligation at an 'acquisition premium.' The amount of original issue discount which must be accrued will be reduced by the amount of such acquisition premium. The amount of accrued original issue discount so included in income in respect of a Holder's pro rata portion of a Debt Obligation is added to the Holder's tax basis therefor.

          The amount and accrual of original issue discount should be determined in terms of the foreign currency under the original issue discount rules discussed above, and then translated into U.S. dollars based on the average exchange rate in effect during the accrual period unless a Holder makes an election under the spot accrual convention, described above. A Holder will have foreign currency gain or loss, which will be treated as ordinary income or loss, if the U.S. dollar value of the foreign currency interest received by the Fund in respect of an accrual period (computed by reference to the exchange rate on date the original issue discount is received by the Fund) is greater or less than the amount of U.S. dollars included in income by the Holder for such accrual period with respect to the foreign currency original issue discount. Holders should consult their own tax advisors in this regard.

          If a Holder's cost for a Debt Obligation exceeds the redemption price at maturity thereof (subject to certain adjustments), the Holder is considered to have purchased the Debt Obligation with 'amortizable bond premium.' The Holder may elect to amortize such premium over the term of the Debt Obligation. Amortizable bond premium properly taken into account shall reduce the Holder's interest income in the relevant foreign currency and will result in a reduction of basis for his pro rata portion of the Debt Obligation. A Holder who elects to amortize bond premium will have foreign currency gain or loss, which will be treated as ordinary income or loss, if the value of the U.S. dollar against the foreign currency at the time the bond premium is treated as repaid to the Holder is greater than or less than its value at the time the Holder purchased the Debt Obligation. With respect to a Holder who does not elect to amortize bond premium, the amount of bond premium will constitute a market loss when the bond matures.

          A Holder will recognize taxable gain or loss when all or part of his pro rata portion of a Debt Obligation is disposed of for an amount (measured in U.S. dollars based on the exchange rate at the time of disposition) greater or less than his adjusted tax basis therefor (in U.S. dollars). Thus, due to exchange rate fluctuations, a Holder may recognize gain or loss on the disposition of a Debt Obligation, even if the disposition proceeds expressed in the foreign currency equal the amount of that foreign currency paid for the Debt Obligation. Any taxable gain or loss will be capital gain or loss except as provided in the next three sentences. To the extent that any gain or loss recognized is due to exchange rate fluctuations (as determined under applicable Treasury regulations) such gain or loss will be treated as ordinary gain or loss. In addition, any gain from the disposition of a Holder's pro rata portion of a Debt Obligation acquired by the Holder at a 'market discount' (i.e., if the Holder's original cost for his pro rata portion of the Debt Obligation (plus any original issue discount which will accrue thereon) is less than its stated redemption price at maturity) will be treated as ordinary income to the extent the gain does not exceed the accrued market discount. The amount of such market discount should be determined in terms of the foreign currency, and then translated into U.S. dollars based on the exchange rate at the time the Debt Obligation is disposed of (other than market discount which is included in income on a current basis and is translated into U.S. dollars based on the average exchange rate in effect during an accrual period). Capital gains are generally taxed at the same rate as ordinary income. However, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year. The deduction of capital losses is subject to limitations. A Holder will be considered to have disposed of all or part of his pro rata portion of each Debt Obligation when he sells or redeems all or some of his Units. A Holder will also be considered to have disposed of all or part of his pro rata portion of a Debt Obligation when all or part of the Debt Obligation is sold by the Fund or is redeemed or paid at maturity.

          Under the income tax laws of the State and City of New York, the Fund is not an association taxable as a corporation and income received by the Fund will be treated as the income of the Holders in the same manner as for Federal income tax purposes.

          Notwithstanding the foregoing, a Holder owner who is a non-resident alien individual or a foreign corporation (a
        'Foreign Holder') will generally not be subject to United States Federal income taxes, including withholding taxes, on the interest income (including any original issue discount) on, or any gain from the sale or other disposition of, his pro rata portion of any Debt

        Obligation provided that (i) the interest income or gain is not effectively connected with the conduct by the Foreign Holder of a trade or business within the United States, (ii) if the interest is United States source income (which is the case on most Debt Obligations issued by United States issuers), the Debt Obligation is issued after July 18, 1984 and the Foreign Holder does not own, actually or constructively, 10% or more of the total combined voting power of all classes of voting stock of the issuer of the Debt Obligation and is not a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the issuer of the Debt Obligation,
        (iii) with respect to any gain, the Foreign Holder (if an individual) is not present in the United States for 183 days or more during the taxable year, and (iv) the Foreign Holder provides the required certification of his status and of certain other matters. Withholding agents will file with the Internal Revenue Service foreign person information returns with respect to such interest payments accompanied by such certifications. Foreign Holders should consult their own tax advisors with respect to United States Federal income tax consequences of ownership of Units.

          Holders will be taxed in the manner described above regardless of whether such distributions from the Fund are actually received by the Holder or are automatically reinvested pursuant to The Corporate Fund Accumulation Program, Inc.

          The foregoing discussion relates only to United States Federal and certain aspects of New York State and City income taxes. Holders may be subject to taxation in New York or in other jurisdictions (including a Foreign Holder's country of residence) and should consult their own tax advisors in this regard.

                                    *  *  *

     The Sponsors believe that (i) each Debt Obligation the interest on which is United States source income (which is the case for most Debt Obligations issued by United States issuers) was or will have been issued after July 18, 1984 and
(ii) interest on any Debt Obligation issued by a non-United States issuer is not subject to any foreign withholding taxes under current law subject to the following: On the basis of the best information available to the Sponsors, under existing German law effective since January 1, 1993, German resident recipients of interest payments may, under certain circumstances, be subject to a withholding tax of 30% of the gross amount of interest paid, whether the obligor under the security is a German or non-German resident. The withholding tax generally applies to cases in which the interest is paid by a German financial institution holding the security in custody for a German resident recipient. The withholding tax will generally not apply if the interest payment is made by a German financial institution to a non-German financial institution holding the security in custody for the German or non-German resident recipient. Holders are urged to consult their own tax advisors in this regard. There can be no assurance that withholding taxes will not be imposed on interest on Debt Obligations issued in the future.

     After the end of each calendar year, the Trustee will furnish to each Holder an annual statement containing information relating to the interest received by the Fund on the Debt Obligations, the gross proceeds received by the Fund from the disposition of any Debt Obligation (resulting from redemption or payment at maturity of any Debt Obligation or the sale by the Fund of any Debt Obligation), and the fees and expensed paid by the Fund. Except as set forth above with respect to certain Foreign Holders, the Trustee will also furnish annual information returns to each Holder and to the Internal Revenue Service.

PUBLIC SALE OF UNITS

PUBLIC OFFERING PRICE

     Unless otherwise specified below or in Part A, the Public Offering Price of Units is computed by dividing the aggregate bid side evaluation of the Securities (as determined by the Evaluator), by the number of the Units outstanding, and adding thereto the sales charge at the applicable percentage of the evaluation per Unit (the net amount invested). A proportionate share of any cash held by the Fund in the Capital Account not allocated to the purchase of specific Securities and net accrued and undistributed interest (calculated on the basis of current exchange rates on the date Holders commit for Units) on the Securities to the date of delivery of the Units to the purchaser is added to the Public Offering Price. The Public Offering Price of the Units will vary from day to day in accordance with fluctuations in the evaluations of the underlying Securities and changes in the relevant currency exchange rates.

     The following tables set forth the applicable percentage of sales charge and the concession to dealers for the Funds specified. These amounts are reduced on a graduated scale for sales to any purchaser of at least 250 Units and will be applied on whichever basis is more favorable to the purchaser. To qualify for the reduced sales charge and concession applicable to quantity purchases, the dealer must confirm that the sale is to a single purchaser as defined below or is purchased for its own account and not for distribution. Sales charges and dealer concessions are as follows:
                              PRIMARY MARKET SALES
                            MULTI-CURRENCY SERIES 27

                                            SALES CHARGE
                                    (GROSS UNDERWRITING PROFIT)
                                   ------------------------------    DEALER
                                    AS PERCENT OF                 CONCESSION AS PRIMARY MARKET
                                     OFFER SIDE    AS PERCENT OF   PERCENT OF    CONCESSION TO
                                   PUBLIC OFFERING  NET AMOUNT   PUBLIC OFFERING  INTRODUCING
NUMBER OF UNITS                         PRICE        INVESTED         PRICE         DEALERS
-----------------------------------------------------------------------------------------------
Less than 250......................       3.25%           3.359%     2.133%     $       23.40
250 - 499..........................       2.50            2.564      1,625              18.00
500 - 749..........................       2.00            2.041      1.300              14.40
750 - 999..........................       1.50            1.523      0.975              10.80
1,000 or more......................       1.00            1.010      0.650               7.20

                             SECONDARY MARKET SALES
                            MULTI-CURRENCY SERIES 27



                                            SALES CHARGE
                                    (GROSS UNDERWRITING PROFIT)
                                                                     DEALER
                                   ------------------------------ CONCESSION AS
                                    AS PERCENT OF  AS PERCENT OF   PERCENT OF
                                   BID SIDE PUBLIC  NET AMOUNT   PUBLIC OFFERING
                                   OFFERING PRICE    INVESTED         PRICE
                                   ---------------------------------------------
Less than 250......................       3.00%           3.093%     1.950%
250 - 499..........................       2.25            2.302      1.463
500 - 749..........................       1.50            1.523      0.975
750 - 999..........................       1.25            1.266      0.813
1,000 or more......................       1.00            1.010      0.650

  MULTI-CURRENCY SERIES 25, MULTI-CURRENCY SERIES 26 (CANADIAN AND AUSTRALIAN
                               DOLLAR BONDS) AND
                     CANADIAN DOLLAR BONDS SERIES 10 AND 11


                                            SALES CHARGE
                                    (GROSS UNDERWRITING PROFIT)
                                                                     DEALER
                                   ------------------------------ CONCESSION AS
                                    AS PERCENT OF  AS PERCENT OF   PERCENT OF
                                   BID SIDE PUBLIC  NET AMOUNT   PUBLIC OFFERING
                                   OFFERING PRICE    INVESTED         PRICE
                                   ---------------------------------------------

Less than 250......................       3.75%           3.896%     2.438%
250 - 499..........................       3.00            3.093      1.950
500 - 749..........................       2.25            2.302      1.463
750 - 999..........................       1.50            1.523      0.975
1,000 or more......................       1.00            1.010      0.650

     FOR ALL SERIES LISTED BELOW, UNITS WILL NOT BE ELIGIBLE FOR EXCHANGE AT A REDUCED SALES CHARGE UNDER THE EXCHANGE OPTION. COMMENCING ON THE DATES INDICATED BELOW, THE APPLICABLE SALES CHARGE FOR REGULAR PURCHASES OF THESE SERIES WILL BE AS FOLLOWS:


   MULTI-CURRENCY SERIES 23 (GERMAN MARK BONDS) AND MULTI-CURRENCY SERIES 24

COMMENCING
----------
February 3, 1994...................       2.00%           2.041%     1.300%
August 3, 1994.....................       1.50            1.523      0.975
February 3, 1995...................       1.00            1.010      0.650
August 3, 1995.....................       0.50            0.503      0.325


                        MULTI-CURRENCY SERIES 21 AND 22

February 3, 1994...................       1.50%           1.523%     0.975%
August 3, 1994.....................       1.00            1.010      0.650
February 3, 1995                          0.50            0.503

                     AUSTRALIAN MORTGAGELINK SERIES 2 AND 3
               AUSTRALIAN AND NEW ZEALAND DOLLAR BONDS SERIES 43

                                            SALES CHARGE
                                    (GROSS UNDERWRITING PROFIT)
                                                                     DEALER
                                   ------------------------------ CONCESSION AS
                                    AS PERCENT OF  AS PERCENT OF   PERCENT OF
                                   PUBLIC OFFERING  NET AMOUNT   PUBLIC OFFERING
                                        PRICE        INVESTED         PRICE
                                   ---------------------------------------------
February 3, 1994...................       0.50%           0.503%     0.325%

                       AUSTRALIAN DOLLAR BONDS SERIES 11


October 1, 1993....................       1.50%           1.523%     0.975%
April 1, 1994......................       1.00            1.010      0.650

     The graduated sales charges above will apply on all purchases on any one day by the same purchaser of Units only in the amounts stated. Concurrent purchases in the secondary market of one or more Series sponsored by the Sponsors will be aggregated. Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed to be registered in the name of the purchaser. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. Employees of certain of the Sponsors and their affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units at prices based on a reduced sales charge of not less than $5.00 per Unit.

     Evaluations of the Securities are determined by the Evaluator taking into account the same factors referred to under Redemption--Computation of Redemption Price per Unit. The determinations are made each business day as of the Evaluation Time set forth under Investment Summary in Part A, (the Evaluation
Time), effective for all sales made since the last of these evaluations (Section 4.01). The term 'business day', as used herein and under 'Redemption', shall exclude Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

COMPARISON OF PUBLIC OFFERING PRICE, SPONSORS' REPURCHASE PRICE
AND REDEMPTION PRICE

     On the Evaluation Date the Public Offering Price per Unit (which includes the sales charge) exceeded the Sponsors' Repurchase Price per Unit and the Redemption Price per Unit (each based on the bid side evaluation of the Securities in the Fund--see Redemption) by the amounts set forth under Investment Summary in Part A.

     Because of fluctuations in the U.S. dollar value of the underlying Securities and the current U.S. dollar exchange rates for the currencies in which the Securities are denominated and the fact that the Public Offering Price includes the sales charge, among other reasons, the amount realized by a Holder upon any sale or redemption of Units may be less than the price paid by him for the Units.

PUBLIC DISTRIBUTION

     Units acquired in the secondary market (see Market for Units ) may be offered directly to the public by this Prospectus at the Public Offering Price determined in the manner provided above.

     The Sponsors intend to continue to qualify Units for sale in certain states in the U.S. in which qualification is deemed necessary by the Sponsors and by dealers who are members of the National Association of Securities Dealers, Inc. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold. Sales to dealers are currently made at prices which represent a concession of the applicable rate specified in the table above, but the Agent for the Sponsors reserves the right to change the amount of the concession to dealers from time to time. Any dealer may reallow a concession not in excess of the concession to dealers.

UNDERWRITERS' AND SPONSORS' PROFITS

     In maintaining a market for the Units (see below) the Sponsors will realize profits or sustain losses in the amount of any difference between the prices at which they buy Units (based on the U.S. dollar bid side evaluation of the Securities) and the prices at which they resell the Units (which include the sales charge) or the prices at which they redeem the Units (based on the U.S. dollar bid side evaluation of the Securities), as the case may be. On any deposit of additional Securities into the Fund with respect to the sale of additional Units to the public, the Sponsors may realize a profit or loss. In addition, any Sponsor or Underwriter may realize profits or sustain losses in respect of Securities deposited in the Fund which were acquired by the Sponsor or Underwriter from underwriting syndicates of which the Sponsor or Underwriter was a member. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses subject to the limitations of Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

MARKET FOR UNITS

     While the Sponsors are not obligated to do so, it is their intention to maintain a secondary market for Units of this Series and continually to offer to purchase those Units at prices, subject to change at any time, which will be computed based on the U.S. dollar bid side of the market, taking into account the same factors referred to in determining the bid side evaluation of Securities for purposes of redemption (see Redemption). The Sponsors also intend to use their best efforts to maintain a current prospectus for this Series and subsequent series to the extent required by applicable law in order for them to dispose of Units held in their inventory. The Sponsors may discontinue purchases of Units of this Series at prices based on the U.S. dollar bid side evaluation of the Securities (i) should the supply of Units exceed demand or for other business reasons, or (ii) if there is no current prospectus for this Series, or (iii) if, due to any change subsequent to the date of this Prospectus in conditions imposed by regulatory or legislative action, the Sponsors cannot at the time lawfully sell Units to the public without incurring expenses or complying with conditions which they consider unreasonable or onerous, or (iv) if the right of redemption shall have been suspended, or (v) if the Indenture shall have been terminated (see Administration of the Fund--Amendment and Termination) or (vi) at any time when the aggregate purchase price to the Sponsors of Units of all outstanding series of Defined Asset Funds--International Bond Fund held by the Sponsors in their inventories exceeds $3,000,000. In this event the Sponsors may nonetheless under certain circumstances purchase Units, as a service to Holders, at prices based on the current redemption prices for these Units (see Redemption). For instance, if it becomes necessary for the Fund to sell Securities in order to meet redemptions, and if it is not feasible to dispose of these Securities within seven days due to conditions in the relevant non-U.S. securities market, the Sponsors intend to purchase the Units tendered for redemption at prices based upon their current redemption prices; provided, however that the Sponsors do not intend to make these purchases if in their judgment, exercised in good faith, the general market for the Securities is, or will become, unsatisfactory for an extended period of time or other inhibiting business or regulatory factors exist. The Sponsors, of course, do not in any way guarantee the enforceability, marketability or price of any Securities in the Portfolio or of the Units. Prospectuses relating to certain other unit trusts indicate an intention, subject to change on the part of the respective sponsors of such trusts, to purchase units of those trusts on the basis of a price higher than the bid prices of the bonds in the trusts. Consequently, depending upon the prices actually paid, the repurchase price of other sponsors for units of their trusts may be computed on a somewhat more favorable basis than the repurchase price offered by the Sponsors for Units of this Series in secondary market transactions. As in this Series, the purchase price per unit of such unit trusts will depend primarily on the value of the bonds in the portfolio of the trust.

     The Sponsors may redeem any Units they have purchased in the secondary market or through the Trustee in accordance with the procedures described below if they determine it is undesirable to continue to hold these Units in their inventory. Factors which the Sponsors will consider in making this determination will include the number of units of all series of all funds which they have in their inventories, the saleability of the units and their estimate of the time required to sell the units and general market conditions. For a description of certain consequences of any redemption for the remaining Holders, see Redemption.

     A Holder who wishes to dispose of his Units should inquire of his bank or broker as to current market prices in order to determine if there exist over-the-counter prices in excess of the repurchase price.

REDEMPTION

     While it is anticipated that Units in most cases can be sold in the over-the-counter market for an amount equal to the Redemption Price per Unit (see Market for Units), Units may be redeemed at the office of the Trustee upon tender on any business day, as defined under Public Sale of Units--Public Offering Price, of Certificates or, in the case of uncertificated Units, delivery of a request for redemption, and payment of any relevant tax, without any other fee (Article V). Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer. Holders must sign exactly as their names appear on the face of the Certificate with the signatures guaranteed by an eligible guarantor institution, or in some other manner acceptable to the Trustee. In certain instances the Trustee may require additional documents including, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

     On the seventh calendar day following the tender (or if the seventh calendar day is not a business day on the first business day prior thereto), the Holder will be entitled to receive the proceeds of the redemption in an amount per Unit equal to the Redemption Price per Unit (see below) as determined as of the Evaluation Time next following the tender. The price received upon redemption may be more or less than the amount paid by the Holder depending on the value of the Securities in the Portfolio at the time of redemption. So long as the Sponsors are maintaining a market at prices not less than the Redemption Price per Unit, the Sponsors will repurchase any Units tendered for redemption no later than the close of business on the second business day following the tender (see Market for Units). The Trustee is authorized in its discretion, if the Sponsors do not elect to repurchase any Unit tendered for redemption or if a Sponsor tenders Units for redemption, to sell the Units in the over-the-counter market at prices which will return to the Holder a net amount in cash equal to or in excess of the Redemption Price per Unit for these Units (Article V).

     Securities are to be sold from the Portfolio in order to make funds available for redemption (Article V) if funds are not otherwise available in the Capital and Income Accounts (see Administration of the Fund-- Accounts and Distributions). The Securities to be sold will be selected by the Sponsors in accordance with procedures specified in the indenture on the basis of those market and credit factors as they may determine are in the best interests of the Fund. Provision is made under the Indenture for the Sponsors to specify minimum face amounts in which blocks of Securities are to be sold in order to obtain the best price for the Fund. These minimum amounts may vary from time to time in accordance with market conditions.

     To the extent that Securities are sold, the size and diversity of the Fund will be reduced. Sales will usually be required at a time when Securities would not otherwise be sold and may result in lower prices to the Fund than might otherwise be realized. In addition, because of the minimum face amounts in which Securities are required to be sold, the proceeds of sale may exceed the amount required at the time to redeem Units; these excess proceeds will be distributed to Holders.

     The right of redemption may be suspended and payment postponed (1) for any period during which the New York Stock Exchange, Inc. is closed other than for customary weekend and holiday closings, (2) for any period during which, as determined by the SEC, (i) trading on that Exchange is restricted or (ii) an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable, or (3) for any other periods that the SEC may by order permit (Article V).

COMPUTATION OF REDEMPTION PRICE PER UNIT

     Redemption Price per Unit is computed by the Trustee, as of the Evaluation Time, on each June 30 and December 31 (or the last business day prior thereto), on any business day as of the Evaluation Time next following the tender of any Unit for redemption, and on any other business day desired by the Trustee or the Sponsors, by adding (a) the aggregate U.S. dollar bid side evaluation of the Securities, (b) the U.S. dollar equivalent (at the relevant exchange rate) of cash on hand in the Fund (other than cash covering contracts to purchase Securities or credited to a reserve account), (c) the U.S. dollar equivalent (at the relevant exchange rate) of accrued but unpaid interest on the Securities up to but not including the date of redemption and (d) the aggregate value of all other assets of the Fund; deducting therefrom the sum of (v) the U.S. dollar equivalent (at the relevant exchange rate) of taxes or other governmental charges against the Fund not previously deducted, (w) accrued but unpaid expenses of the Fund, (x) amounts payable for Trustee advances, (y) the U.S. dollar equivalent (at the relevant exchange rate) of cash held for redemption of Units or for distribution to Holders of record as of a date prior to the evaluation and (z) the aggregate value of all other liabilities of the Fund, and dividing the result by the number of Units outstanding as of the date of computation (Article V).

     The aggregate current bid or offering side evaluation of the Securities is determined by the Evaluator in the following manner: if the Securities are listed on a securities exchange, this evaluation is generally based on the U.S. dollar equivalent (at the relevant exchange rate) of the closing sale prices on the exchange (unless the Evaluator deems these prices inappropriate as a basis for valuation). If the Securities are not so listed or, if so listed and the principal market therefor is other than on the exchange or there are no closing sale prices on the exchange, the valuation is generally based on the U.S. dollar equivalent (at the relevant exchange rate) of the closing sale prices in the over-the-counter market (unless the Evaluator deems these prices inappropriate as a basis for valuation). If closing sale prices are unavailable, the evaluation is generally determined (a) on the basis of the U.S. dollar equivalent (at the relevant exchange rate) of current bid or offering prices of the Securities, (b) if bid or offering prices are not available for any securities, on the basis of the U.S. dollar equivalent (at the relevant exchange rate) of current bid or offering prices for comparable securities, (c) by appraising the U.S. dollar value of the Securities on the bid or offering side of the market or (d) by any combination of the above. The relevant exchange rate used for evaluations of the Securities will include the cost of a seven-day forward foreign exchange contract in the relevant currency to correspond to the requirement that the Trustee settle redemption requests in U.S. dollars within seven days.

EXPENSES AND CHARGES

FEES

     An estimate of the total annual expenses of the Fund are set forth under Investment Summary in Part A. The Portfolio Supervision Fee is based on the face amount of Securities in the Fund on the first business day of each calendar year, except that if in any calendar year additional Securities are deposited the fee for the balance of the year will be based on the face amounts on each Record Day. This fee, which is not to exceed the maximum amount set forth under Investment Summary in Part A, may exceed the actual costs of providing portfolio supervisory services for this Fund, but at no time will the total amount the Sponsors receive for portfolio supervisory services rendered to all series of Defined Asset Funds--International Bond Fund in any calendar year exceed the aggregate cost to them of supplying these services in that year. In addition, the Sponsors may also be reimbursed for bookkeeping or other administrative services provided to the Fund in amounts not exceeding their costs of providing these services (Articles III and VII). The Trustee receives for its services as Trustee and for reimbursement of expenses incurred on behalf of the Fund, payable in monthly installments, the amount per Unit set forth under Investment Summary in Part A. For its services as Trustee, the Trustee receives annually $1.50 per $1,000 face amount of Securities at the exchange rate in effect at the Initial Date of Deposit; for its services as Custodian for First Cities of Australia--Credit Lyonnais Australian MortgageLink Series, the Custodian receives annually $.72 per $1,000 face amount of Securities at the exchange rate in effect at the Initial Date of Deposit. An additional amount representing certain regular and recurring expenses of the Fund, including the Evaluator's fee, Portfolio Supervision Fee, estimated reimbursable bookkeeping or other administrative expenses paid to the Sponsors and certain mailing and printing expenses, is also included in the amount shown as the Trustee's Annual Fee and Expenses under Investment Summary in Part A. Expenses in excess of this amount will be borne by the Fund. The Trustee also receives benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created under the Indenture. The foregoing fees may be adjusted for inflation in accordance with the terms of the Indenture without approval of Holders (Articles III, IV and VIII).

OTHER CHARGES

     These include: (a) fees of the Trustee for extraordinary services (Article
VIII), (b) certain expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsors (Articles III and VIII), (c) various governmental charges (Articles III and VIII ), (d) expenses and costs of action taken to protect the Fund (Article VIII), (e) indemnification of the Trustee for any losses, liabilities and expenses incurred without gross negligence, bad faith or willful misconduct on its part (Article VIII), (f) indemnification of the Sponsors for any losses, liabilities and expenses incurred without gross negligence, bad faith, willful misconduct or reckless disregard of their duties (Article VII) and (g) expenditures incurred in contacting Holders upon termination of the Fund (Article IX). The amounts of these charges and fees are secured by a lien on the Fund and, if the balances in the Income and Capital Accounts (see below) are insufficient, the Trustee has the power to sell Securities to pay these amounts (Article VIII).

ADMINISTRATION OF THE FUND

RECORDS

     The Trustee keeps a register of the names, addresses and holdings of all Holders. The Trustee also keeps records of the transactions of the Fund, including a current list of the Securities and a copy of the Indenture, which are available to Holders for inspection at the office of the Trustee at reasonable times during business hours (Articles VI and VIII).

ACCOUNTS AND DISTRIBUTIONS

     Interest received is credited to an Income Account and other receipts to a Capital Account (after conversion into U.S. dollars at the applicable rates) (Article III). The Monthly Income Distribution for each Holder as of each Record Day will be made on the following Distribution Day or shortly thereafter and shall consist of an amount substantially equal to the Holder's pro rata share of the estimated annual U.S. dollar net income accrued during the month preceding the Record Day, after deducting estimated expenses and after any adjustment necessary to reflect changes in currency exchange rates. The estimated annual U.S. dollar income is determined initially by assuming no fluctuations in currency exchange rates. Distributions of interest income will be made based on currency exchange rates in effect on each record date. However, since non-U.S. dollar amounts actually received by the Fund will be converted into U.S. dollars upon receipt, each distribution will be adjusted to reflect any difference between the actual amount received by the Fund in U.S. dollars as to a particular Security and the amount previously distributed to Holders with respect to that Security. At the same time the Trustee will distribute that Holder's pro rata share of the distributable cash balance of the Capital Account computed as of the close of business on the preceding Record Day (if at least equal to the Minimum Capital Distribution set forth under Investment Summary in Part A). The amount of the Monthly Income Distribution will change with fluctuations in the relevant exchange rates and as Securities mature, are exchanged, redeemed, paid or sold, as Replacement Securities are purchased or Additional Securities are deposited and new Units created and as expenses of the Fund change. Proceeds received from the disposition, payment or prepayment of any of the Securities subsequent to a Record Day and prior to the succeeding Distribution Day which are not used for redemption on the First through Ninth Multi-Currency Series to purchase substitute Securities, will be held in the

Capital Account to be distributed on the second succeeding Distribution Day. The first distribution for persons who purchase Units between a Record Day and a Distribution Day will be made on the second Distribution Day following their purchase of Units. A Reserve Account may be created by the Trustee by withdrawing from the Income or Capital Accounts, from time to time, amounts deemed necessary to establish a reserve for any material amounts that may be payable out of the Fund (Article III). Funds held by the Trustee in the various accounts created under the Indenture do not bear interest (Article VIII).

INVESTMENT ACCUMULATION PROGRAM

     Monthly Income Distributions of interest and any principal or premium, received by the Fund will be paid in cash. However, a Holder may elect to have these distributions reinvested in The Corporate Fund Accumulation Program, Inc. (the 'Program'). The Program is an open-end management investment company whose primary investment objective is to obtain a high level of current income through investment in a diversified portfolio consisting primarily of long-term debt obligations (denominated in U.S. dollars) of corporations with credit characteristics comparable to those of securities in this Fund. It should be noted, however, that interest distributions to foreign Holders from the Program will be subject to U.S. Federal income taxes, including withholding taxes. Holders participating in the Program will be taxed on their reinvested distributions the manner described in Taxes even though distributions are automatically reinvested in the Program. For more complete information about the Program, including charges and expenses, return the enclosed form for a prospectus. Read it carefully before you decide to participate. NOTICE OF ELECTION TO PARTICIPATE MUST BE RECEIVED BY THE TRUSTEE IN WRITING AT LEAST TEN DAYS BEFORE THE RECORD DAY FOR THE FIRST DISTRIBUTION TO WHICH THE NOTICE IS TO APPLY.

PORTFOLIO SUPERVISION

     The Fund is a unit investment trust and is not an actively managed fund. Traditional methods of investment management for a managed fund (such as a mutual fund) typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. The Portfolio of the Fund, however, will not be actively managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its securities from the Portfolio. Defined Asset Funds investment professionals are dedicated exclusively to selecting and then monitoring securities held by the various Defined Funds. On an ongoing basis, experienced financial analysts regularly review the Portfolios and may direct the disposition of Securities under any of the following circumstances: (i) a default in payment of amounts due on any Security, (ii) institution of certain legal proceedings, (iii) existence of any other legal questions or impediments affecting a Security or the payment of amounts due on the Security, (iv) default under certain documents adversely affecting debt service or default in payment of amounts due on other securities of the same issuer or guarantor, (v) decline in price of the Security or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding bonds and the deposit of the proceeds thereof in trust or escrow to retire the refunded Securities on their respective redemption dates), that in the opinion of the Sponsors would make the retention of the Security detrimental to the interests of the Holders, (vi) if a Security is not consistent with the investment objective of the Fund or (vii) if the Trustee has a right to sell or redeem a Security pursuant to any applicable guarantee or other credit support. If a default in the payment of amounts due on any Security occurs and if the Agent for the Sponsors fails to give instructions to sell or hold the Security, the Indenture provides that the Trustee, within 30 days of the failure shall sell the Security (Article III).

     The Sponsors are required to instruct the Trustee to reject any offer made by an issuer of any of the Debt Obligations to issue new Debt Obligations in exchange or substitution for any Debt Obligations pursuant to a refunding or refinancing plan, except that the Sponsors may instruct the Trustee to accept or reject any offer to take any other action with respect thereto as the Sponsors may deem proper if (a) the issuer is in default with respect to these Debt Obligations or (b) in the written opinion of the Sponsors the issuer will probably default with respect to these Debt Obligations in the reasonably foreseeable future. Any Debt Obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Indenture to the same extent as Debt Obligations originally deposited thereunder. Within five days after the elimination of a Debt Obligation from the Portfolio and the deposit of Debt Obligations in exchange or substitution for underlying Debt Obligations, the Trustee is required to give notice thereof to each Holder, identifying the Debt Obligations eliminated and the Debt Obligations substituted therefor.

     The Sponsors are also authorized to direct the Trustee to acquire replacement obligations ('Replacement Securities') to replace any Failed Debt Obligations. Replacement Securities that are replacing Failed Debt Obligations will be deposited into the Trust Fund within 110 days of the date of deposit of the contracts that have failed at a purchase price that does not exceed the amount of funds reserved for the purchase of the Failed Debt Obligations and that results in a yield to maturity and in a current return, in each case as of that date of deposit, that are equivalent (taking into consideration then current market conditions and the relative creditworthiness of the underlying obligation) to the yield to maturity and current return of the Failed Debt Obligations. The Replacement Securities shall be corporate bonds, debentures, notes or other straight debt obligations, with fixed maturity dates substantially the same as those of the Failed Debt Obligations, having no warrants or subscription privileges attached; shall be denominated in the same currency as the obligations they replace; shall not be when, as and if issued obligations; shall not be subject to foreign withholding taxes; and shall have in the opinion of the Sponsors credit characteristics comparable to securities which have been rated in the category AA or better by Standard & Poor's, Moody's or Fitch (or by another rating service designated as provided in the Indenture).

     The Indenture also requires that the purchase of the Replacement Securities will not (i) result in more than 25% of the Fund consisting of securities of a single issuer (or of two or more issuers which are Affiliated Persons as this term is defined in the Investment Company Act of 1940) which are not registered and are not being registered under the Securities Act of 1933 or (ii) result in the Fund owning more than 50% of any single issue which has been registered under the Securities Act of 1933 (Article III). The Replacement Securities must have been issued after July 18, 1984 if interest thereon is United States source income. The Replacement Securities shall be selected by the Sponsors from a list of Securities maintained by them and updated from time to time.

     Whenever a Replacement Security has been acquired for the Fund, the Trustee shall, on the next monthly distribution date that is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the Fund of the Failed Debt Obligation exceeded the cost of the Replacement Security plus accrued interest. If Replacement Securities are not acquired, the Sponsors shall, on or before the next following Distribution Day, cause to be refunded the attributable sales charge, plus the attributable Cost of Securities to Fund listed under Portfolio in Part A, plus undistributed income attributable to the failed Security.

     In certain Series the Indenture also authorizes the Sponsors to increase the size and number of Units of the Fund by the deposit of Additional Securities, contracts to purchase Additional Securities or cash or a letter of credit with instructions to purchase Additional Securities in exchange for the corresponding number of additional Units. Deposits of Additional Securities subsequent to the 90-day period following the Initial Date of Deposit must replicate exactly the original proportionate relationship among the face amounts of Securities comprising the Portfolio at the end of the 90-day period subsequent to the Initial Date of Deposit.

     With respect to deposits of Additional Securities (or cash or a letter of credit with instructions to purchase Additional Securities), in connection with creating additional Units of the Fund during the 90-day period following the Initial Date of Deposit, the Sponsors may specify minimum face amounts in which Additional Securities will be deposited or purchased. If a deposit is not sufficient to acquire minimum amounts of each Security, Additional Securities may be acquired in the order of the Security most underrepresented immediately before the deposit when compared to the original proportionate relationship among the face amounts of each Security established on the Initial Date of Deposit. If Securities of an issue originally deposited are unavailable at the time of subsequent deposit or cannot be purchased at reasonable prices or their purchase is prohibited or restricted by law, regulation or policies applicable to the Fund or any of the Sponsors, the Sponsors may (1) deposit cash or a letter of credit with instructions to purchase the Security when it becomes available (provided that it becomes available within 110 days after the Initial Date of Deposit) or (2) deposit (or instruct the Trustee to purchase) either Securities of one or more other issues originally deposited or which (3) deposit (or instruct the Trustee to purchase) a Replacement Security which will meet the conditions described above. Any funds held to acquire Additional or Replacement Securities which have not been used to purchase Securities at the end of the 90-day period beginning with the Initial Date of Deposit, shall be used to purchase Securities as described above or shall be distributed to Holders together with the attributable sales charge.

REPORTS TO HOLDERS

     The Trustee furnishes Holders with each distribution a statement of the amounts of interest and other receipts, if any, which are being distributed, expressed in each case as a U.S. dollar amount per Unit. After the end of each calendar year, the Trustee furnishes to each person who at any time during the calendar year was a Holder of record, a statement (i) summarizing transactions for that calendar year in the Income, Capital and Reserve Accounts, (ii) identifying Securities sold and purchased during the year and listing Securities held and the number of Units outstanding at the end of that calendar year, (iii) stating the Redemption Price per Unit based upon the computation thereof made at the end of that calendar year and (iv) specifying the amounts distributed during that calendar year from the Income and Capital Accounts (Article III). The accounts of the Fund shall be audited at least annually by independent certified public accountants designated by the Sponsors and the report of the accountants shall be furnished by the Trustee to Holders upon request (Article VIII).

     In order to enable them to comply with Federal and state tax reporting requirements, Holders will be furnished upon request to the Trustee with evaluations of Securities furnished to it by the Evaluator (Article IV).

CERTIFICATES

     Each purchaser is entitled to receive, on request, without charge (except perhaps a small mailing charge) a registered Certificate for his Units. These Certificates are transferable or interchangeable upon presentation at the office of the Trustee, with a payment of $2.00 if required by the Trustee (or other amounts specified by the Trustee and approved by the Sponsors) for each new Certificate and any sums payable for taxes or other governmental charges imposed upon the transaction and compliance with the formalities necessary to redeem Certificates (see Redemption). Mutilated, destroyed, stolen or lost Certificates will be replaced upon delivery of satisfactory indemnity and payment of expenses incurred (Article VI).

AMENDMENT AND TERMINATION

     The Sponsors and the Trustee may amend the Indenture, without the consent of the Holders, (a) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, (b) to change any provision thereof as may be required by the SEC or any successor governmental agency or (c) to make any other provisions which do not adversely affect the interest of the Holders (as determined in good faith by the Sponsors). The Indenture may not be amended to increase the number of Units issuable thereunder or to permit, except in accordance with the provisions of the Indenture, the acquisition of any Securities other than those initially deposited in the Fund. The Indenture may also be amended in any respect by the Sponsors and the Trustee, or any of the provisions thereof may be waived, with the consent of the Holders of 51% of the Units, provided that none of these amendments or waivers will reduce the interest in the Fund of any Holder without the consent of that Holder or reduce the percentage of Units required to consent to any of these amendments or waivers without the consent of all Holders (Article VI).

     The Indenture will terminate upon the earlier of the maturity, sale, redemption or other disposition of the last Security held thereunder or the mandatory termination date. The Indenture may be terminated by the Sponsors if the value of the Fund is less than the minimum value set forth under Investment Summary in Part A, and may be terminated at any time by written instrument executed by the Sponsors and consented to by Holders of 51% of the Units (Articles VIII and IX). The Trustee will deliver written notice of any termination to each Holder within a reasonable period of time prior to the termination, specifying the times at which the Holders may surrender their Certificates for cancellation. Within a reasonable period of time after the termination, the Trustee must sell all of the Securities and distribute to each Holder, upon surrender for cancellation of his Certificates and after deductions for accrued but unpaid fees, taxes and governmental and other charges, that Holder's interest in the Income and Capital Accounts (Article IX). This distribution will normally be made by mailing a check in the amount of each Holder's interest in these accounts to the address of that Holder appearing on the record books of the Trustee.

RESIGNATION, REMOVAL AND LIMITATIONS ON LIABILITY

TRUSTEE

     The Trustee or any successor may resign upon notice to the Sponsors. The Trustee may be removed upon the direction of the Holders of 51% of the Units at any time or by the Sponsors without the consent of any of the Holders if the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities or if the Sponsors determine in good faith that the replacement of the Trustee is in the best interest of the Holders. The resignation or removal shall become effective upon the acceptance of appointment by the successor which may, in the case of a resigning or removal Co-Trustee, be one or more of the remaining Co-Trustees. In case of resignation or removal the Sponsors are to use their best efforts to appoint a successor promptly and if upon resignation of the Trustee no successor has accepted appointment within thirty days after notification, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor (Article VIII). The Trustee shall be under no liability for any action taken in good faith in reliance on prima facie properly executed documents or for the disposition of monies or Securities under the Indenture. This provision, however, shall not protect the Trustee in cases of wilful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties. In the event of the failure of the Sponsors to act, the Trustee may act under the Indenture and shall not be liable for any of these actions taken in good faith. The Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee (Articles VIII and IX).

EVALUATOR

     The Evaluator may resign or may be removed, effective upon the acceptance of appointment by its successor, by the Sponsors, who are to use their best efforts to appoint a successor promptly. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notification, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor (Article IV). Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsors or the Holders for errors in judgment. This provision, however, shall not protect the Evaluator in cases of wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties (Article IV). The Trustee, the Sponsors and the Holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof.

SPONSORS

     Any Sponsor may resign if one remaining Sponsor maintains a net worth of $2,000,000 and is agreeable to the resignation (Article VII). A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it shall fail to perform its duties or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and as may not exceed amounts prescribed by the SEC, or (b) terminate the Indenture and liquidate the Fund or (c) continue to act as Trustee without terminating the Indenture (Article VIII). Merrill Lynch has been appointed by the other Sponsors as agent for purposes of taking action under the Indenture (Article VII). If the Sponsors are unable to agree with respect to action to be taken jointly by them under the Indenture and they cannot agree as to which Sponsor shall continue to act as sole Sponsor, then Merrill Lynch shall continue to act as sole Sponsor. If one of the Sponsors fails to perform its duties or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then that Sponsor is automatically discharged and the other Sponsors shall act as sole Sponsors (Article VII). The Sponsors shall be under no liability to the Fund or to the Holders for taking any action or for refraining from taking any action in good faith or for errors in judgment and shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Security. This provision, however, shall not protect the Sponsors in cases of wilful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties. The Sponsors and their successors are jointly and severally liable under the Indenture. A Sponsor may transfer all or substantially all of its assets to a corporation or partnership which carries on its business and duly assumes all of its obligations under the Indenture and in that event it shall be relieved of all further liability under the Indenture (Article VII).

MISCELLANEOUS

TRUSTEE

     The Trustee of the Fund is named on the back cover of Part A and is one of the following: (i) (acting as Co-Trustees) Investors Bank & Trust Company, a Massachusetts trust company with its unit investment trust servicing group at One Lincoln Plaza, P.O. Box 1537, Boston, Massachusetts 02205-1537 (subject to supervision by the Massachusetts Commissioner of Banks, the Federal Deposit Insurance Corporation ('FDIC') and the Board of Governors of the Federal Reserve System ('Federal Reserve') and the First National Bank of Chicago, a national banking association with its corporate trust office at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, (subject to supervision by the Comptroller of the Currency, the FDIC and the Federal Reserve or (ii) The Chase Manhattan Bank N.A., a banking corporation with its Unit Trust Department at 1 Chase Manhattan Plaza--3B, New York, New York 10081 (subject to supervision by the Comptroller of the Currency, the FDIC and the Federal Reserve).

LEGAL OPINION

     The legality of the Units originally offered has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors. Bingham, Dana & Gould, 150 Federal Street, Boston, Massachusetts 02110, act as counsel for The First National Bank of Chicago and Investors Bank & Trust Company, as Co-Trustees.

AUDITORS

     The financial statements of the Fund included in Part A have been examined by Deloitte & Touche, independent accountants, as stated in their opinion appearing therein and have been so included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

SPONSORS

     The Sponsors of this Fund are listed on the cover of Part A. Each Sponsor is a Delaware corporation and is engaged in the underwriting, securities and commodities brokerage business, and is a member of the New York Stock Exchange, Inc., other major securities exchanges and commodity exchanges and the National Association of Securities Dealers, Inc. Merrill Lynch, Pierce, Fenner and Smith Incorporated and Merrill Lynch Asset Management, a Delaware corporation, each of which is a subsidiary of Merrill Lynch & Co., Inc., are engaged in the investment advisory business. Smith Barney Shearson Inc., an investment banking and securities broker-dealer firm, is an indirect wholly-owned subsidiary of The Travelers Inc. Prudential Securities Incorporated, a wholly-owned subsidiary of Prudential Securities Group Inc. and an indirect wholly-owned subsidiary of the Prudential Insurance Company of America, is engaged in the investment advisory business. Prudential Securities Incorporated, a wholly-owned subsidiary of Prudential Securities Group Inc. and an indirect wholly-owned subsidiary of the Prudential Insurance Company of America, is engaged in the investment advisory business. Dean Witter Reynolds Inc., a principal operating subsidiary of Dean Witter, Discover & Co., is engaged in the investment advisory business. PaineWebber Incorporated is engaged in the investment advisory business and is a wholly-owned subsidiary of PaineWebber Group Inc. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

     Each Sponsor (or a predecessor) has acted as Sponsor of various series of unit investment trusts now known as Defined Asset Funds. A subsidiary of Merrill Lynch, Pierce, Fenner & Smith Incorporated succeeded in 1970 to the business of Goodbody & Co., which had been a co-Sponsor of Defined Asset Funds since 1964. That subsidiary resigned as Sponsor of each of the Goodbody series in 1971. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been co-Sponsor and the Agent for the Sponsors of each series of Defined Asset Funds created since 1971. Shearson Lehman Brothers Inc. ('Shearson') and certain of its predecessor were underwriters beginning in 1962 and co-Sponsors from 1965 to 1967 and from 1980 to 1993 of various Defined Asset Funds. As a result of the acquisition of certain of Shearson's assets by Smith Barney, Harris Upham & Co. Incorporated and Primerica Corporation (now The Travelers Inc.), Smith Barney Shearson Inc. now serves as co-Sponsor of various Defined Asset Funds. Prudential Securities Incorporated and its predecessors have been underwriters of Defined Asset Funds since 1961 and co-Sponsors since 1964, in which year its predecessor became successor co-Sponsor to the original Sponsor. Dean Witter Reynolds Inc. and its predecessors have been underwriters of various Defined Asset Funds since 1964 and co-Sponsors since 1974. PaineWebber Incorporated and its predecessor have co-Sponsored certain Defined Asset Funds since 1983.

     The Sponsors have maintained secondary markets in Defined Asset Funds for over 20 years. For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds offers an array of investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or a nest egg for retirement, or attractive, regular current income consistent with relative protection of capital. There are Defined Funds to meet the needs of just about any investor. Unit invesment trusts are particularly suited for the many investors who prefer to seek long-term profits by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources, capital or time to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity offered by Defined Funds. Sometimes it takes a combination of Defined Funds to to meet an investor's objectives.

     One of the most important investment decisions an investor faces may be how to allocate his investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income as well as growth potential, offering some protection against inflation.

     The following chart shows the average annual compounded rate of return of selected asset classes over the 10-year and 20-year periods ending December 31, 1993, compared to the rate of inflation over the same periods. Of course, this chart represents past performance of these investment categories and is no guarantee of future results either of these categories or of any Defined Fund. Defined Funds also have sales charges and expenses, which are not reflected in the chart.

          Stocks (S&P 500)
          20 yr                                       12.76%
          10 yr                                                 14.94%
          Small-company stocks
          20 yr                                                        18.82%
          10 yr                             9.96%
          Long-term corporate bonds
          20 yr                            10.16%
          10 yr                                             14.00%
          U.S. Treasury bills (short-term)
          20 yr                  7.49%
          10 yr              6.35%
          Consumer Price Index
          20 yr           5.92%
          10 yr  3.73%
          0           2           4           6           8           10
          12          14          16          18        20%


                              Source: Ibbotson Associates (Chicago).
Used with permission. All rights reserved.

     Instead of having to select individual securities on their own, purchasers of Defined Funds benefit from the expertise of Defined Asset Funds' experienced buyers and research analysts. In addition, they gain the advantage of diversification by investing in Units of a Defined Fund holding securities of several different issuers. Such diversification can reduce risk, but does not eliminate it. While the portfolio of a managed fund, such as a mutual fund, continually changes, defined bond funds offer a defined portfolio and a schedule of income distributions identified in the prospectus. Investors know, generally, when they buy, the issuers, maturities, call dates and ratings of the securities in the portfolio. Of course, the portfolio may change somewhat over time as additional securities are deposited, as securities mature or are called or redeemed or as they are sold to meet redemptions and in certain other limited circumstances. Investors buy bonds for dependability--they know what they can expect to earn and that principle is distributed as the bonds mature. Investors also know at the time of purchase their estimated income and current and long-term returns, subject to credit and market risks and to changes in the portfolio or the fund's expenses.

     Defined Asset Funds offers a variety of fund types. The tax exemption of municipal securities, which makes them attractive to high-bracket taxpayers, is offered by Defined Municipal Investment Trust Funds. Municipal Defined Funds offer a simple and convenient way for investors to earn monthly income free from regular Federal income tax. Defined Municipal Investment Trust Funds have provided investors with tax-free income for more than 30 years. Defined Corporate Income Funds, with higher current returns than municipal or government funds, are suitable for Individual Retirement Accounts and other tax-advantaged accounts and provide monthly income. Defined Government Securities Income Funds provide a way to participate in markets for U.S. government securities while earning an attractive current return. Defined International Bond Funds, invested in bonds payable in foreign currencies, offer the potential to profit from changes in currency values and possibly from interest rates higher than paid on comparable U.S. bonds, but investors incur a higher risk for these potentially greater returns. Historically, stocks have offered growth of capital, and thus some protection against inflation, over the long term. Defined Equity Income Funds offer participation in the stock market, providing current income as well as the possibility of capital appreciation. The S&P Index Trusts offer a convenient and inexpensive way to participate in broad market movements. Concept Series seek to capitalize on selected anticipated economic, political or business trends. Utility Stock Series, consisting of stocks of issuers with established reputations for regular cash dividends, seek to benefit from dividend increases. Select Ten Portfolios seek total return by investing for one year in the ten highest yielding stocks on a designated stock index.

DESCRIPTION OF RATINGS (as described by the rating companies themselves.)

STANDARD & POOR'S CORPORATION

     A Standard & Poor's rating on the units of an investment trust (hereinafter referred to collectively as 'units' and 'funds') is a current assessment of credit quality of the investments held by the trust. This assessment takes into consideration the financial capacity of the issuers and of any guarantors, insurers, lessees, or mortgagors with respect to such investments. The assessment, however, does not take into account the extent to which fund expenses or portfolio asset sales for less than the fund's purchase price will reduce payment to the unit holder of the interest and principal required to be paid on the portfolio assets. In addition, the rating is not a recommendation to purchase, sell, or hold units, inasmuch as the rating does not comment as to market price of the units or suitability for a particular investor. Funds rated AAA are composed exclusively of assets that are rated AAA by Standard & Poor's and/or certain short-term investments.

     AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

MOODY'S INVESTORS SERVICE

     Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

FITCH INVESTORS SERVICE, INC.

     AAA rated bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA rated bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

     A rated bonds are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

EXCHANGE OPTION

ELECTION

     Holders may elect to exchange any or all of their Units of this Series for units of one or more of the series of Funds listed in the table below (the 'Exchange Funds'), which normally are sold in the secondary market at prices which include the sales charge indicated in the table. CERTAIN SERIES OF THE EXCHANGE FUNDS HAVE LOWER MAXIMUM APPLICABLE SALES CHARGES THAN THOSE STATED IN THE TABLE; ALSO THE RATES OF SALES CHARGES MAY BE CHANGED FROM TIME TO TIME. No series with a maximum applicable sales charge of less than 3.50% of the public offering price is eligible for the Exchange Option, with the following exceptions: (1) Freddie Mac Series may be acquired by exchange during the initial offering period from any of the Exchange Funds listed in the table and
(2) units of any Select Ten Portfolio, if available, may be acquired during their initial offering period or thereafter by exchange from any Series; units of Select Ten Portfolios may be exchanged only for units of other Select Ten Portfolios, if available. Units of the Exchange Funds may be acquired at prices which include the reduced sales charge listed in the table, subject, however, to these important limitations:

        First, there must be a secondary market maintained by the Sponsors in units of the series being exchanged and a primary or secondary market in units of the series being acquired and there must be units of the applicable Exchange Fund lawfully available for sale in the state in which the Holder is resident. There is no legal obligation on the part of the Sponsors to maintain a market for any units or to maintain the legal qualification for sale of any of these units in any state or states. Therefore, there is no assurance that a market for units will in fact exist or that any units will be lawfully available for sale on any given date at which a Holder wishes to sell his Units of this Series and thus there is no assurance that the Exchange Option will be available to any Holder.

        Second, when units held for less than five months are exchanged for units with a higher regular sales charge, the sales charge will be the greater of (a) the reduced sales charge set forth in the table below or (b) the difference between the sales charge paid in acquiring the units being exchanged and the regular sales charge for the quantity of units being acquired, determined as of the date of the exchange.

        Third, exchanges will be effected in whole units only. If the proceeds from the Units being surrendered are less than the cost of a whole number of units being acquired, the exchanging Holder will be permitted to add cash in an amount to round up to the next highest number of whole units.

        Fourth, the Sponsors reserve the right to modify, suspend or terminate the Exchange Option at any time without further notice to Holders. In the event the Exchange Option is not available to a Holder at the time he wishes to exercise it, the Holder will be immediately notified and no action will be taken with respect to his Units without further instruction from the Holder.

PROCEDURES

     To exercise the Exchange Option, a Holder should notify one of the Sponsors of his desire to use the proceeds from the sale of his Units of this Series to purchase units of one or more of the Exchange Funds. If units of the applicable outstanding series of the Exchange Fund are at that time available for sale, the Holder may select the series or group of series for which he desires his Units to be exchanged. Of course, the Holder will be provided with a current prospectus relating to each series in which he indicates interest. The exchange transaction will operate in a manner essentially identical to any secondary market transaction, i.e., Units will be repurchased at a price equal to the aggregate bid side evaluation per Unit of the Securities in the Portfolio plus accrued interest. Units of the Exchange Fund generally will be sold to the Holder at a price equal to the bid side evaluation per unit of the underlying securities in the portfolio plus accrued interest plus the applicable sales charge listed in the table below. Units of a series acquired during the initial public offering period will be sold at a price based on the offering side evaluation of the underlying securities. Units of Equity Income Fund are sold, and will be repurchased, at a price normally based on the closing sale prices on the New York Stock Exchange, Inc. of the underlying securities in the portfolio. The maximum applicable sales charges for units of the Exchange Funds are also listed in the table. Excess proceeds not used to acquire whole Exchange Fund units will be paid to the exchanging Holder.

THE EXCHANGE FUNDS

     The income from taxable fixed income securities is normally higher than that available from tax exempt fixed income securities. Certain of the Exchange Funds do not provide for periodic payments of interest and are best suited for purchase by IRA's, Keogh plans, pension funds or other tax-deferred retirement plans. Consequently, some of the Exchange Funds may be inappropriate investments for some Holders and therefore may be inappropriate exchanges for Units of this Series. The table below indicates certain characteristics of each of the Exchange Funds which a Holder should consider in determining whether each Exchange Fund would be an appropriate investment vehicle and an appropriate exchange for Units of this Series.

CONVERSION OPTION

     Owners of units of any registered unit investment trust sponsored by others which was initially offered at a maximum applicable sales charge of at least 3.0% ('Conversion Trust') may elect to apply the cash proceeds of sale or redemption of those units directly to acquire available units of any Exchange Fund at the reduced sales charge, subject to the terms and conditions applicable to the Exchange Option (except that no secondary market is required in Conversion Trust units). To exercise this option, the owner should notify his retail broker. He will be given a prospectus of each series in which he indicates interest of which units are available. The broker must sell or redeem the units of the Conversion Trust. Any broker other than a Sponsor must certify to the Sponsors that the purchase of units of the Exchange Fund is being made pursuant to and is eligible for this conversion option.

The broker will be entitled to two thirds of the applicable reduced sales charge. The Sponsors reserve the right to modify, suspend or terminate the conversion option at any time without further notice, including the right to increase the reduced sales charge applicable to this option (but not in excess of $5 more per unit than the corresponding fee then charged for the Exchange Option).

TAX CONSEQUENCES

     An exchange of Units pursuant to the Exchange or Conversion Option for units of a series of another Fund should constitute a 'taxable event' under the Code, requiring a Holder to recognize a tax gain or loss, subject to the limitation discussed below. The Internal Revenue Service may seek to disallow a loss (or a pro rata portion thereof) on an exchange of Units if the units received by a Holder in connection with such an exchange represent securities that are not materially different from the securities that his previous units represented (e.g., both Funds contain securities issued by the same obligor that have the same material terms.) Holders are urged to consult their own tax advisers as to the tax consequences to them of exchanging units in particular cases.

EXAMPLE

     Assume that a Holder, who has three units of a fund with a 5.50% sales charge in the secondary market and a current price (based on bid side evaluation plus accrued interest) of $1,100 per unit, sells his units and exchanges the proceeds for units of a series of an Exchange Fund with a current price of $950 per unit and the same sales charge. The proceeds from the Holder's units will aggregate $3,300. Since only whole units of an Exchange Fund may be purchased, the Holder would be able to acquire four units in the Exchange Fund for a total cost of $3,860 ($3,800 for units and $60 for the $15 per unit sales charge) by adding an extra $560 in cash. Were the Holder to acquire the same number of units at the same time in the regular secondary market maintained by the Sponsors, the price would be $4,021.16 ($3,800 for the units and $221.16 for the 5.50% sales charge).

                                                                 REDUCED
                                              MAXIMUM          SALES CHARGE
                NAME OF                    APPLICABLE         FOR SECONDARY                           INVESTMENT
             EXCHANGE FUND               SALES CHARGE*           MARKET**                          CHARACTERISTICS
---------------------------------------  ---------------  ----------------------  --------------------------------------------------
MUNICIPAL INVESTMENT TRUST FUND
    Monthly Payment, State and                   5.50%+   $15 per unit            long-term, fixed rate, tax-exempt income
      Multistate Series
    Intermediate Term Series                     4.50%+   $15 per unit            intermediate-term, fixed rate, tax-exempt income
    Insured Series                               5.50%+   $15 per unit            long-term, fixed rate, tax-exempt current income,
                                                                                  underlying securities insured by insurance
                                                                                  companies
    AMT Monthly Payment Series                   5.50%+   $15 per unit            long-term, fixed rate, income exempt from regular
                                                                                  federal income tax but partially subject to AMT
EQUITY INCOME FUND
    Utility Common Stock Series                  4.50%    $15 per 1,000 units++   dividends, taxable income, underlying securities
                                                                                  are common stocks of public utilities
    Select Ten Portfolios                        2.75%    $17.50 per 1,000 units  10 highest dividend yielding stocks in a specified
      (both domestic and international)                                           securities index; as of date of creation of fund
                                                                                  seeks higher total return than that index;
                                                                                  terminates after one year
    Concept Series                               4.00%    $15 per 100 units       underlying securities constitute a professionally
                                                                                  selected portfolio of common stocks consistent
                                                                                  with an investment idea or concept
MUNICIPAL INCOME FUND
    Insured Discount Series                      5.50%+   $15 per unit            long-term, fixed rate, tax-exempt current income,
                                                                                  taxable capital gains
CORPORATE INCOME FUND
    Monthly Payment Series                       5.50%    $15 per unit            long-term, fixed rate, taxable income
    Intermediate Term Series                     4.75%    $15 per unit            intermediate-term, fixed rate, taxable income
    Cash or Accretion Bond Series and            3.50%    $15 per 1,000 units     intermediate-term, fixed rate, underlying
      SELECT Series                                                               securities composed of compound interest
                                                                                  obligations principally secured by collateral
                                                                                  backed by the full faith and credit of the United
                                                                                  States, taxable return, appropriate for IRA's or
                                                                                  tax-deferred retirement plans
    Insured Series                               5.50%    $15 per unit            Long-term, fixed rate, taxable income, underlying
                                                                                  securities are insured
INTERNATIONAL BOND FUND
    Multi-Currency Series                        3.75%    $15 per unit            intermediate-term, fixed rate, payable in foreign
                                                                                  currencies, taxable income
    Canadian Dollar Bonds Series                 3.50%    $15 per unit            short intermediate term, fixed rate, payable in
                                                                                  Canadian dollars, taxable income

---------------
 * As described in the prospectuses relating to certain Exchange Funds, this sales charge for secondary market sales may be reduced on a graduated scale in the case of quantity purchases.

 ** The reduced sales charge for units acquired during their initial offering period is: $20 per unit for Series for which the Reduced Sales Charge for Secondary Market (above) is $15 per unit; $20 per 100 units for Series for which the Reduced Sales Charge for Secondary Market is $15 per 100 units; $20 per 1,000 units for Series for which the Reduced Sales Charge for Secondary Market is $15 per 1,000 units.

 + Subject to reduction depending on the maturities of the underlying obligations.

 ++ The reduced sales charge for the Sixth Utility Common Stock Series of Equity
    Income Fund is $15 per 2,000 units and for prior Utility Common Stock Series is $7.50 per unit.

                                                                 REDUCED
                                              MAXIMUM          SALES CHARGE
                NAME OF                    APPLICABLE         FOR SECONDARY                           INVESTMENT
             EXCHANGE FUND               SALES CHARGE*           MARKET**                          CHARACTERISTICS
---------------------------------------  ---------------  ----------------------  --------------------------------------------------
GOVERNMENT SECURITIES INCOME FUND
    GNMA Series (other than those                4.25%    $15 per unit            long-term, fixed rate, taxable income, underlying
      below)                                                                      securities backed by the full faith and credit of
                                                                                  the United States
    GNMA Series E or other GNMA Series           4.25%    $15 per 1,000 units     long-term, fixed rate, taxable income, underlying
      having units with an initial face                                           securities backed by the full faith and credit of
      value of $1.00                                                              the United States, appropriate for IRA's or
                                                                                  tax-deferred retirement plans
    Freddie Mac Series                           3.50%    $15 per 1,000 units     intermediate term, fixed rate, taxable income,
                                                                                  underlying securities are backed by Federal Home
                                                                                  Loan Mortgage Corporation but not by U.S.
                                                                                  Government

                                                                     14100--3/94

                             DEFINED
                             ASSET FUNDSSM


SPONSORS:                               INTERNATIONAL BOND FUND
Merrill Lynch,                          Multi-Currency Series--26
Pierce, Fenner & Smith Incorporated     (Canadian and Australian Dollar Bonds)
Defined Asset Funds                     A Unit Investment Trust
P.O. Box 9051                           PROSPECTUS PART A
Princeton, N.J. 08543-9051              This Prospectus does not contain all of
(609) 282-8500                          the information with respect to the
Smith Barney Inc.                       investment company set forth in its
Unit Trust Department                   registration statement and exhibits
388 Greenwich Street--23rd Floor        relating thereto which have been filed
New York, NY 10013                      with the Securities and Exchange
1-800-223-2532                          Commission, Washington, D.C. under the
PaineWebber Incorporated                Securities Act of 1933 and the
1200 Harbor Boulevard                   Investment Company Act of 1940, and to
Weehawken, N.J. 07087                   which reference is hereby made.
(201) 902-3000                          No person is authorized to give any
Prudential Securities Incorporated      information or to make any
One Seaport Plaza                       representations with respect to this
199 Water Street                        investment company not contained in this
New York, N.Y. 10292                    Prospectus; and any information or
(212) 776-1000                          representation not contained herein must
Dean Witter Reynolds Inc.               not be relied upon as having been
Two World Trade Center--59th Floor      authorized. This Prospectus does not
New York, N.Y. 10048                    constitute an offer to sell, or a
(212) 392-2222                          solicitation of an offer to buy,
EVALUATOR:                              securities in any state to any person to
Interactive Data Services Inc.          whom it is not lawful to make such offer
14 Wall Street                          in such state.
New York, N.Y. 10005
TRUSTEE:
The Chase Manhattan Bank, N.A.
(a National Banking Association)
Customer Service Retail Department
770 Broadway--7th Floor
New York, N.Y. 10003-9598
1-800-323-1508


                                                     14327--12/95